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SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant /x/
Filed by a Party other than the Registrant / /
Check the appropriate box:
/x/	Preliminary Proxy Statement
/ /	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/ /	Definitive Proxy Statement
/ /	Definitive Additional Materials
/ /	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
Matrix Pharmaceutical, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/x/	No fee required
/ /	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
/ /	Fee paid previously with preliminary materials.
/ /	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

MATRIX PHARMACEUTICAL, INC.
34700 Campus Drive
Fremont, California 94555

April 5, 2000

Dear Stockholders:

    You are cordially invited to attend the Annual Meeting of Stockholders ("Annual Meeting") of Matrix Pharmaceutical, Inc. (the "Company"), which will be held at 10:00 A.M. Pacific Daylight Time on May 9, 2000, at the Company's headquarters, 34700 Campus Drive, Fremont, California 94555.

    At the Annual Meeting, you will be asked to consider and vote upon the following proposals:

  (i)
  to elect seven directors to serve as the Company's Board of Directors for the ensuing year or until their successors are duly elected and qualified;

  (ii)
  to approve an amendment to the Company's Certificate of Incorporation to increase the number of shares of Common Stock authorized for issuance thereunder by an additional 30,000,000 shares to a total of 60,000,000 shares of Common Stock; and

  (iii)
  to approve an amendment to the Company's 1988 Restricted Stock Plan (the "Plan") to increase the number of shares of Common Stock authorized for issuance under the Plan by an additional 1,100,000 shares and extend the term of the Plan through December 31, 2005;

  (iv)
  to approve a series of amendments to the Company's 1991 Directors Stock Option Plan (the "Directors Plan") that will effect the following changes: (i) reduce the number of shares of Common Stock subject to the automatic option grant made to an individual who first joins the Company's Board of Directors as a non-employee director from 40,000 to 20,000 shares; (ii) increase the number of shares subject to the automatic option grant made to an individual upon re-election to the Company's Board of Directors as a non-employee director from 3,000 to 10,000 shares; (iii) make both the initial and annual re-election options immediately vested and exercisable for all the option shares upon grant and (iv) extend the term of the Directors Plan through December 31, 2005;

  (v)
  to ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the year ending December 31, 2000.

    The enclosed Proxy Statement more fully describes the details of the business to be conducted at the Annual Meeting.

    After careful consideration, the Company's Board of Directors has unanimously approved the proposals and recommends that you vote IN FAVOR OF each such proposal.

    After reading the Proxy Statement, please mark, date, sign and return by no later than April 24, 2000, the enclosed proxy card in the accompanying reply envelope. If you are a registered stockholder (the stock certificates for your shares are registered in your own name), you may elect to vote your proxy online or by telephone. If you attend the Annual Meeting and vote by ballot, your proxy will be automatically revoked and only your vote at the Annual Meeting will be counted. YOUR SHARES CANNOT BE VOTED UNLESS YOU MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY, OR ATTEND THE ANNUAL MEETING IN PERSON.

    A copy of the Matrix Pharmaceutical, Inc. 1999 Annual Report to Stockholders is also enclosed. We look forward to seeing you at the Annual Meeting.

                      Sincerely,

                      Michael D. Casey
                       Chairman, President and Chief Executive Officer

IMPORTANT:

Please mark, date, sign and return the enclosed proxy promptly in the accompanying postage-paid return envelope so that if you are unable to attend the Annual Meeting your shares may be voted.

MATRIX PHARMACEUTICAL, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
May 9, 2000

TO THE STOCKHOLDERS OF MATRIX PHARMACEUTICAL, INC.:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Annual Meeting") of Matrix Pharmaceutical, Inc., a Delaware corporation (the "Company"), will be held at 10:00 A.M. Pacific Daylight Time on Tuesday, May 9, 2000, at the Company's headquarters, at 34700 Campus Drive, Fremont, California 94555, for the following purposes:

  1.
  To elect seven directors to serve as the Company's Board of Directors for the ensuing year or until their respective successors are duly elected and qualified.

  2.
  To approve an amendment to the Company's Certificate of Incorporation to increase the number of shares of Common Stock authorized for issuance thereunder by an additional 30,000,000 shares to a total of 60,000,000 shares of Common Stock .

  3.
  To approve an amendment to the Company's 1988 Restricted Stock Plan (the "Plan") to increase the number of shares of Common Stock authorized for issuance under the Plan by an additional 1,100,000 shares and extend the term of the Plan through December 31, 2005.

  4.
  To approve a series of amendments to the Company's 1991 Directors Stock Option Plan (the "Directors Plan"), that will effect the following changes: (i) reduce the number of shares of Common Stock subject to the automatic option grant made to an individual who first joins the Company's Board of Directors as a non-employee director from 40,000 to 20,000 shares; (ii) increase the number of shares subject to the automatic option grant made to an individual upon re-election to the Company's Board of Directors as a non-employee director from 3,000 to 10,000 shares; (iii) make both the initial and re-election options immediately vested and exercisable for all the option shares upon grant and (iv) extend the term of the Directors Plan through December 31, 2005.

  5.
  To ratify the appointment of Ernst & Young LLP as the Company's independent public accountants for the fiscal year ending December 31, 2000.

  6.
  To transact such other business as may properly come before the Annual Meeting and any adjournment or adjournments thereof.

    The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

    Stockholders of record at the close of business on March 20, 2000 are entitled to receive notice of and to vote at the Annual Meeting and any adjournment thereof. The stock transfer books will not be closed between the record date and the date of the Annual Meeting. A list of the stockholders entitled to vote at the Annual Meeting will be available for inspection at the Company's offices for a period of ten days prior to the Annual Meeting.

    All stockholders are cordially invited to attend the Annual Meeting in person. Whether or not you plan to attend, please carefully read the accompanying Proxy Statement, which describes the matters to be voted upon at the Annual Meeting, and mark, date, sign and return the enclosed proxy card in the accompanying reply envelope. Should you receive more than one proxy because your shares are registered in different names and addresses, each proxy should be returned to ensure that all your shares will be voted. You may revoke your proxy at any time prior to the Annual Meeting. Alternatively, if you are a registered stockholder (the stock certificates for your shares are registered in your own name), you may elect to vote electronically over the internet or by telephone. If you elect to vote online or by telephone please refer to the instructions on the proxy card. If you attend the Annual Meeting and vote by ballot, your proxy vote will be revoked automatically and only your vote at the Annual Meeting will be counted.

    The prompt return of your proxy card will assist us in preparing for the Annual Meeting.

                      Sincerely

                      David G. Ludvigson
                       Secretary

Fremont, California
April 5, 2000

YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY AND PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE AS PROMPTLY AS POSSIBLE. IF YOU ELECT TO VOTE ELECTRONICALLY VIA THE INTERNET OR BY TELEPHONE, DO NOT RETURN PROXY CARD.

MATRIX PHARMACEUTICAL, INC.
34700 Campus Drive
Fremont, California 94555

PROXY STATEMENT

For the Annual Meeting of Stockholders
To Be Held on May 9, 2000

GENERAL INFORMATION FOR STOCKHOLDERS

    The enclosed proxy ("Proxy") is solicited on behalf of the Board of Directors (the "Board") of Matrix Pharmaceutical, Inc., a Delaware corporation (the "Company"), for use at the 2000 Annual Meeting of Stockholders (the "Annual Meeting") to be held at 10:00 A.M. Pacific Daylight Time on May 9, 2000 at the Company's headquarters, 34700 Campus Drive, Fremont, California 94555, and at any adjournment thereof.

    This Proxy Statement and the accompanying form of Proxy was first mailed to the stockholders entitled to vote at the Annual Meeting on or about April 5, 2000.

Record Date And Voting

    The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice and are described in more detail in this Proxy Statement. Stockholders of record at the close of business on March 20, 2000 are entitled to notice of and to vote at the Annual Meeting. As of the close of business on such date, there were 23,026,230 shares of the Company's common stock (the "Common Stock") outstanding and entitled to vote, held by 357 stockholders of record. No shares of the Company's preferred stock are outstanding.

    Stockholders may not cumulate votes in the election of directors. Directors are determined by a plurality vote. The proposal to amend the Company's Certificate of Incorporation requires the affirmative vote of a majority of the Company's outstanding shares of Common Stock. The other matters submitted for stockholder approval at the Annual Meeting will be decided by the affirmative vote of a majority of shares present in person or represented by proxy and entitled to vote on such matters. Each stockholder is entitled to one vote for each share of Common Stock held by such stockholder as of the record date. If a choice as to the matters coming before the Annual Meeting has been specified by a stockholder on the Proxy, the shares will be voted accordingly. If no choice is specified, the shares will be voted IN FAVOR OF the election of the seven directors nominated by the Board unless the authority to vote for the election of directors (or for any one or more nominees) is withheld and, if no contrary instructions are given, the proxy will be voted IN FAVOR OF the approval of Proposals 2, 3, 4 and 5 described in the accompanying Notice of Annual Meeting of Stockholders and in this Proxy Statement. All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes (i.e., the submission of a Proxy by a broker or nominee specifically indicating the lack of discretionary authority to vote on the matter). Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum (at least 50% of the voting stock) for the transaction of business. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes, whereas broker non-votes will not be counted for purposes of determining whether a proposal has been approved.

    Any stockholder or stockholder's representative who, because of a disability, may need special assistance or accommodation to allow him or her to participate at the Annual Meeting may request reasonable assistance or accommodation from the Company by contacting Carol Rossignol in Investor Relations in writing at 34700 Campus Drive, Fremont, California 94555 or by telephone at (510) 742-9900. To provide the Company sufficient time to arrange for reasonable assistance, please submit such requests by April 24, 2000.

Voting Electronically via the Internet or by Telephone

    Stockholders whose shares are registered directly with EquiServe may vote via the Internet or by telephone. Specific instructions to be followed by any registered stockholder interested in voting via Internet or by telephone are set forth on the enclosed proxy card. The Internet and telephone voting procedures are designed to authenticate the stockholder's identity and to allow stockholders to vote their shares and confirm that their instructions have been properly recorded.

Revocability of Proxies

    Any stockholder giving a Proxy pursuant to this solicitation may revoke it at any time prior to exercise by filing with the Secretary of the Company at its principal executive offices at 34700 Campus Drive, Fremont, California 94555, a written notice of such revocation or a duly executed Proxy bearing a later date, or by attending the Annual Meeting and voting in person.

Solicitation

    The Company will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of the Notice of Annual Meeting, this Proxy Statement, the Proxy and any additional solicitation materials furnished to stockholders. Copies of these solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward these solicitation materials to such beneficial owners. To assure that a quorum will be present in person or by proxy at the Annual Meeting, it may be necessary for certain officers, directors, employees or other agents of the Company to solicit proxies by telephone, facsimile or other means or in person. The Company will not compensate such individuals for any such services. Except as described above, the Company does not presently intend to solicit proxies other than by mail.

IMPORTANT

    Please mark, date, sign and return the enclosed Proxy in the accompanying postage-prepaid, return envelope or vote electronically by the Internet or by telephone by no later than April 24, 2000 so that if you are unable to attend the Annual Meeting, your shares may be voted.

    The Company's Annual Report to Stockholders for the fiscal year ended December 31, 1999 (the "Annual Report") has been mailed concurrently with the mailing of the Notice of Annual Meeting and Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting. The Company will mail without charge, upon written request, a copy of the Annual Report on Form 10-K for the fiscal year ended December 31, 1999, as filed with the Securities and Exchange Commission (the "Form 10-K") with schedules and list of exhibits. Requests should be sent to Investor Relations, Matrix Pharmaceutical, Inc., 34700 Campus Drive, Fremont, California 94555. Neither the Annual Report nor the Form 10-K is incorporated into this Proxy Statement and neither is considered proxy soliciting material.

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING
PROPOSAL ONE—ELECTION OF DIRECTORS

    The Company's Bylaws provide for a Board of Directors consisting of between five and nine members. The authorized number of directors is currently set at seven. The term of office of all current directors expires at the Annual Meeting. At the Annual Meeting, a Board of seven directors will be elected to serve until the Company's next Annual Meeting, or until their successors shall have been duly elected and qualified or until their death, resignation or removal. The Board has selected seven nominees, all of whom are current directors of the Company. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unavailable to serve. Unless otherwise instructed, the Proxy holders will vote the Proxies received by them IN FAVOR OF the nominees named below. The seven candidates receiving the highest number of affirmative votes of all the shares entitled to vote at the Annual Meeting will be elected. If any nominee is unable to or declines to serve as a director, the Proxies may be voted for a substitute nominee designated by the current Board. As of the date of this Proxy Statement, the Board is not aware of any nominee who is unable or will decline to serve as a director.

    The Board recommends that stockholders vote IN FAVOR OF the election of each of the following nominees to serve as directors of the Company until the next Annual Meeting and until their successors have been duly elected and qualified or until their earlier death, resignation or removal.

Information with Respect to Nominees

    Set forth below is information regarding the nominees:

Name	Position(s) with the Company	Age	Director Since
Michael D. Casey	Chairman, President and Chief Executive Officer	54	1997
J. Stephan Dolezalek	Director	43	1994
James R. Glynn	Director	53	1997
Stephen B. Howell, M.D.	Director	55	2000
Marvin E. Jaffe, M.D.	Director	63	1997
Bradley G. Lorimier	Director	54	1997
Julius L. Pericola	Director	71	1993

Business Experience of Nominees

    Mr. Casey was appointed to the position of Chairman of the Board in February 1999, succeeding Mr. Luck, and has also served as President, Chief Executive Officer and a director of the Company since September 1997. From November 1995 to December 1996, Mr. Casey was Executive Vice President of Schein Pharmaceutical, Inc. ("Schein"), a generic and ethical pharmaceutical company, and in December 1996, he was appointed President of the retail and specialty products division of Schein. From June 1993 to November 1995, he served as President and Chief Operating Officer of Genetic Therapy, Inc., a biopharmaceutical company. Mr. Casey was President of McNeil Pharmaceutical, a unit of Johnson & Johnson, from 1989 to June 1993 and Vice President, Sales and Marketing for the Ortho Pharmaceutical Corp. ("Ortho") subsidiary of Johnson & Johnson from 1985 to 1989. Previously, he held a number of sales and marketing positions with Ortho.

    Mr. Dolezalek has served as a director of the Company since October 1994 and served as secretary from June 1997 through December 1999. Mr. Dolezalek has been a partner in VantagePoint Venture Partners, a venture capital company, since January, 2000. Mr. Dolezalek was an attorney with the firm of Brobeck, Phleger & Harrison LLP, principal outside counsel to the Company since 1984, and served as a partner in that firm from 1989 through 1999.

    Mr. Glynn has served as a director of the Company since June 1997. Mr. Glynn has been Executive Vice President, Chief Financial Officer and Director at Invitrogen Corporation, a developer of research tools for molecular biology activities, since September 1999. From July 1998 to September 1999 Mr. Glynn served as Senior Vice President and Chief Financial Officer. Prior to joining Invitrogen, Mr. Glynn served as the Company's Chief Financial Officer from July 1995 until July 1998. He also served as the Company's interim President and Chief Executive Officer from June to September 1997 and as its Chief Operating Officer from September 1997 until July 1998. Mr. Glynn joined the Company in July 1995 as Senior Vice President, Chief Financial Officer and Secretary. Prior to joining the Company, from 1987 to February 1995, he served as Executive Vice President, Chief Financial Officer and director of Mycogen Corporation, an agribusiness and biotechnology company. From 1982 to 1987, Mr. Glynn was Vice President, Finance and Treasurer of Lubrizol Enterprises, Inc., a venture development company.

    Dr. Howell has been a director of the Company since February 2000. Dr. Howell is a board certified medical oncologist and Professor of Medicine at the University of California San Diego ("UCSD"). He has been director of the Cancer Pharmacology Program of the UCSD Cancer Center since 1977, and also directs the Clayton Foundation Drug Resistance Laboratory. Dr. Howell was a founder and Senior Vice President, Medical Affairs at the DepoTech Corp. from 1987 to 1995. He has served on the board of Directors of DepoTech and Beacon Laboratories, and is currently a director of Access Pharmaceuticals.

    Dr. Jaffe has been a director of the Company since December 1997. He was President of the R.W. Johnson Pharmaceutical Research Institute ("PRI") from its founding in 1988 until his retirement in April 1994. From 1970 to 1988, Dr. Jaffe held a number of medical management positions at Merck Sharp & Dohme Research Laboratories, including Vice President, Clinical Research from 1978 to 1987, and Senior Vice President, Medical Affairs, from 1987 to 1988. He is a board certified neurologist and a Clinical Associate Professor of Neurology at Jefferson Medical College of Thomas Jefferson University. He is also a director of Celltech Group plc, Immunomedics Inc., Titan Pharmaceuticals, Inc., and Vanguard Medica, plc.

    Mr. Lorimier has been a director of the Company since December 1997. He served as Senior Vice President, Business Development and a director of Human Genome Sciences, Inc. from March 1994 to July 1997. Previously, he was Vice President, Corporate Development, at Ortho-McNeil Pharmaceutical Corp., a subsidiary of Johnson & Johnson, from 1991 to March 1994, Vice President, Licensing (Pharmaceuticals) of Johnson & Johnson from 1986 to 1991, and Vice President, Licensing at Sterling Drug Inc. from 1984 to 1986. Prior to 1984, he held licensing, business planning, and marketing positions at Revlon Health Care Group, Armour Pharmaceutical and Bristol Laboratories. He is also a Director of Invitrogen Corporation and several private biotechnology and biomedical companies.

    Mr. Pericola has been a director of the Company since January 1993. He worked for 40 years with Bristol-Myers Squibb Co., most recently as Executive Vice President of Bristol-Myers International Group from 1985 until his retirement as an officer in July 1990. Mr. Pericola also served as Corporate Senior Vice President of Bristol Myers Company from 1981 to 1990, and as President of the Bristol Laboratories Company from 1975 to 1984. Mr. Pericola was a director of Fujisawa U.S.A., Inc. from November 1992 until July 1998 and also served as a Director of American General Life Insurance Company of New York from 1977 until 1990. He is currently a trustee of Syracuse Research Corporation and Syracuse University.

Number of Directors and Relationships

    The Company's Bylaws authorize the Board to appoint the number of directors serving on the Board, provided that such number shall not be less than five nor more than nine. The number of directors is currently set at seven. All directors hold office until the next annual meeting of stockholders or until their successors shall have been duly elected and qualified or until their earlier death, resignation or removal. Officers are appointed to serve at the discretion of the Board.

    There are no family relationships among executive officers or directors of the Company.

Board Meetings and Committees

    The Board held four meetings during the fiscal year ended December 31, 1999. The Board has an Audit Committee and a Compensation Committee, but does not have a standing Nominating Committee. Except for Dr. Howell, who was appointed in February 2000, each director attended or participated in at least 75% of (i) the aggregate number of meetings of the Board and (ii) the total number of meetings held by all the Board committees on which such director served during the 1999 fiscal year.

    The Audit Committee is primarily responsible for approving the services performed by the Company's independent public accountants and reviewing their reports regarding the Company's accounting practices and systems of internal accounting controls. During the fiscal year ended December 31, 1999 , the Audit Committee consisted of three directors, Messrs. Jaffe, Lorimier and Pericola. The Audit Committee held two meetings during the fiscal year ended December 31, 1999, at which all members were in attendance.

    The Compensation Committee reviews and approves the Company's general compensation policies, sets compensation levels for the Company's executive officers and administers the Company's 1988 Restricted Stock Plan and other employee (and officer) benefit programs. During the fiscal year ended December 31, 1999, the Compensation Committee consisted of three directors, Messrs. Jaffe, Lorimier and Pericola. The Compensation Committee met five times during the fiscal year ended December 31, 1999, at which all members were in attendance.

Director Compensation

    Effective August 3, 1999 each non-employee Board member is paid $2,000 per Board and committee meeting attended, and also is reimbursed for expenses in connection with attendance at Board and committee meetings. In addition, the Company has entered into consultation agreements with directors Jaffe and Lorimier pursuant to which each of them will be paid $2,500 per full day, $1,250 per half day or $300 per hour for consulting advice and $1,000 per day for travel time. During the fiscal year ended December 31, 1999 consulting fees and related expenses for directors Lorimier and Jaffe were $15,500 and $19,000, respectively.

    In January 2000, the Company entered into a consultation agreement with Dr. Stephen B. Howell, M.D. pursuant to which he will be paid $2,500 per full day of consulting services plus reimbursement of travel-related expenses. As additional compensation for such consulting services, Dr. Howell will be entitled to receive 10,000 shares of Common Stock to be issued to him in 3 successive equal installments at the end of each of the calendar years 2000, 2001 and 2002, provided he continues to provide such consulting services.

    Each individual who joined the Board as a non-employee Board member prior to the 2000 Annual Meeting received an automatic option grant for 40,000 shares of Common Stock under the Company's 1991 Directors Stock Option Plan (the "Directors Plan") on the date of his initial election or appointment to the Board. Each such initial grant becomes exercisable for one-third of the shares upon the optionee's completion of each year of Board service over the three-year period measured from the grant date. However, the option will become immediately exercisable for all of the option shares if the optionee dies or becomes disabled during his period of Board service or if the Company is acquired by merger or asset sale or if there should occur a change in control of the Company through a successful tender offer for more than 40% of the Company's outstanding Common Stock or a change in the majority of the Board effected through one or more contested elections for Board membership. On February 1, 2000, Dr. Howell joined the Board as a non-employee Board member and received such an initial 40,000-share option grant with an exercise price of $6.50, the closing selling price per share on that grant date.

    If the stockholders approve the amendments to the Directors Plan at the Annual Meeting, then each individual who joins the Board as a non-employee Board member on or after the date of the Annual Meeting will receive an automatic option grant under the Directors Plan for 20,000 shares of Common Stock. The option will have an exercise price equal to the closing selling price per share on the grant date and will be immediately vested and exercisable for all the option shares.

    On the date of each Annual Stockholders Meeting prior to the 2000 Annual Meeting, each individual re-elected as a non-employee Board member received an automatic option grant under the Directors Plan for 3,000 shares of Common Stock, provided such individual had served as a Board member for at least six months prior to the date of the Annual Meeting. Each such annual option grant became exercisable for all the option shares upon the optionee's completion of one year of Board service measured from the grant date, subject to acceleration upon an acquisition of the Company by merger or asset sale or other change in control of the Company. Accordingly, at the 1999 Annual Stockholders Meeting held on held on May 4, 1999, Messrs. Dolezalek, Jaffe, Lorimier, Pericola and Glynn each received an automatic stock option grant under the Directors Plan for 3,000 shares of Common Stock in connection with their re-election as non-employee Board members. Each such option has an exercise price of $2.25 per share, the closing selling price per share on the grant date.

    If the stockholders approve the amendments to the Directors Plan at the Annual Meeting, then on the date of each Annual Stockholders Meeting, beginning with the 2000 Annual Meeting, each individual who is re-elected to the Board as a non-employee Board member will receive an automatic option grant under the Directors Plan for 10,000 shares of Common Stock. The option will have an exercise price equal to the closing selling price per share on the grant date and will be immediately vested and exercisable for all the option shares.

    All options under the Directors Plan have a maximum term of 10 years, subject to earlier termination upon the optionee's cessation of Board service. Upon the successful completion of a hostile tender offer for more than 40% of the Company's outstanding Common Stock, each automatic option grant will be canceled, and the non-employee Board member will be entitled to a cash distribution from the Company based upon the tender-offer price.

    In connection with Mr. Glynn's termination of employment as Chief Operating Officer and Chief Financial Officer in July 1998 and as an inducement for his continuation in service as a member of the Board, the Company provided him with the following benefits: (i) each of his outstanding stock options, to the extent exercisable for one or more option shares at the time of his termination of employment, was to remain exercisable for those shares for up to a one-year following his July 1998 termination date and (ii) the due date for payment of the outstanding balance on the promissory note he delivered in payment of certain shares of Common Stock acquired under the Shared Investment Program in effect under the Company's 1988 Restricted Stock Plan was extended for a one year period following such termination date. In August 1999, the Company extended the due date of the outstanding balance of the promissory note through a date which is thirty days following the announcement of the Intradose Phase III data (expected to occur in May 2000).

PROPOSAL TWO—APPROVAL OF AMENDMENT AND RESTATEMENT OF
RESTATED CERTIFICATE OF INCORPORATION

    The present capital structure of the Company authorizes 30,000,000 shares of Common Stock. The Board of Directors believes this capital structure is inadequate for the present and future needs of the Company. Therefore, the Board of Directors has unanimously approved the amendment and restatement of the Company's Restated Certificate of Incorporation to increase the number of shares of Common Stock authorized by Article 4 to 60,000,000 shares (and a concomitant increase in the total number of shares authorized for issuance from 30,000,000 to 60,000,000). The Board believes this capital structure more appropriately reflects the present and future needs of the Company and recommends such amendment and restatement to the Company's stockholders for adoption. On December 31, 1999, 22,707,521 shares of Common Stock were outstanding.

Purpose of Authorizing Additional Common Stock

    The additional 30,000,000 shares of Common Stock would provide the Board of Directors with the express authority, without further action of the stockholders, to issue such Common Stock from time to time as the Board of Directors deems necessary. The Board of Directors believes it is necessary to have the ability to issue such additional Common Stock for general corporate purposes. Potential uses of additional authorized shares may include acquisition transactions, equity or convertible debt financings, stock dividends or distributions, issuance of options pursuant to the Company's 1988 Restricted Stock Plan and issuances of Common Stock pursuant to the Company's 1999 Employee Stock Purchase Plan without further action by the stockholders, unless such action were specifically required by applicable law or rules of any stock exchange on which the Company's securities may then be listed.

    The proposed increase in the authorized number of shares of Common Stock could have a number of effects on the Company's stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company. Similarly, the issuance of additional shares to certain persons allied with the Company's management could have the effect of making it more difficult to remove the Company's current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. In addition, an issuance of additional shares by the Company could have an effect on the potential realizable value of a stockholder's investment. In the absence of a proportionate increase in the Company's earnings and book value, an increase in the aggregate number of outstanding shares would dilute the earnings per share and book value per share of all outstanding shares of the Company's Common Stock. If such factors were reflected in the price per share of Common Stock, the potential realizable value of a stockholder's investment could be adversely affected. The Common Stock carries no preemptive rights to purchase additional shares. The adoption of the amendment will not of itself cause any change in the capital accounts of the Company.

    The proposed amendment and restatement of the Company's Restated Certificate of Incorporation was approved by the directors of the Company on February 1, 2000.

Stockholder Approval

    The affirmative vote of a majority of the outstanding voting shares of the Company is required for approval of the amendment and restatement of the Company's Restated Certificate of Incorporation authorizing 30,000,000 additional shares of Common Stock (and a concomitant increase in the total number of shares authorized for issuance from 30,000,000 to 60,000,000).

Recommendations of the Board of Directors

    The Board of Directors recommends that the stockholders vote FOR the amendment and restatement of the Company's Restated Certificate of Incorporation authorizing 30,000,000 additional shares of Common Stock (and a concomitant increase in the total number of shares authorized for issuance from 30,000,000 to 60,000,000).

PROPOSAL THREE—APPROVAL OF
AMENDMENT TO 1988 RESTRICTED STOCK PLAN

Introduction

    The stockholders are being asked to approve an amendment to the Company's 1988 Restricted Stock Plan (the "Plan") that will increase the number of shares of Common Stock issuable under the Plan by an additional 1,100,000 shares and extend the term of the Plan through December 31, 2005.

    The amendment will assure that a sufficient reserve of Common Stock remains available under the Plan in order to allow the Company to continue to provide equity incentives to the Company's officers, employees, non-employee Board members and independent consultants which will encourage such individuals to remain in the Company's service and more closely align their interests with those of the stockholders.

    The amendment was authorized by the Board on February 1, 2000, subject to stockholder approval at the Annual Meeting. The affirmative vote of a majority of the Common Stock present or represented by Proxy at the Annual Meeting and entitled to vote on Proposal Three is required for approval of such share increase.

    The terms and provisions of the Plan, as amended through February 1, 2000, are described more fully below. The description, however, is not intended to be a complete exposition of all the terms of the Plan. A copy of the Plan will be furnished by the Company to any stockholder upon written request to the Secretary of the Company at the Company's headquarters in Fremont, California.

Plan Structure

    The Plan is divided into two separate components:

    Option Grant Program.  Officers, employees, non-employee Board members and independent consultants may, at the discretion of the plan administrator, be granted options to purchase shares of Common Stock at an exercise price not less than 85% of the fair market value of the option shares on the grant date. The granted options may be either incentive stock options that are designed to meet the requirements of Section 422 of the Internal Revenue Code or non-statutory stock options not intended to satisfy such requirements. In addition, the granted options may include stock appreciation rights which will allow the holders to surrender those options for payments from the Company based on the appreciation in the market value of the Common Stock over the period the options are outstanding.

    Stock Issuance Program.  Officers, employees, non-employee Board members and independent consultants may be granted the right to purchase shares of Common Stock at fair market value or at discounts of up to 15%. Shares may also be issued as a bonus for past services, without any cash payment required of the participant.

Administration

    The Plan is currently administered by the Compensation Committee ("Committee"). The Committee has full authority to determine the eligible individuals to whom stock options and stock appreciation rights are to be granted or to whom shares are to be directly issued, the number of shares to be covered by each such grant or issuance, the maximum term for which any granted option or stock appreciation right is to remain outstanding, the time or times at which the granted options or stock appreciation rights are to become exercisable or the issued shares are to vest, and all the other terms and conditions of the award, subject to the express provisions of the Plan. In addition, the Committee has full authority to accelerate the exercisability of outstanding options and to terminate the Company's outstanding repurchase rights with respect to unvested shares, all upon such terms and conditions as it deems appropriate. All expenses incurred in administering the Plan will be paid by the Company.

Eligibility

    The persons eligible to participate in the Plan are limited to (i) employees (including officers), (ii) the non-employee Board members and (iii) independent consultants in the service of the Company or its parent or subsidiary corporations (whether now existing or subsequently established). Non-employee Board members are also eligible to receive automatic option grants under the 1991 Directors Stock Option Plan. As of December 31, 1999, approximately 98 individuals (including six officers of the Company and five non-employee Board members) were eligible to participate in the Plan.

Share Reserve

    If the 1,100,000-share increase which forms part of this Proposal Three is approved by the stockholders, then the maximum number of shares of the Common Stock issuable over the term of the Plan will be increased to 6,130,953 shares (excluding 238,095 shares previously issued under the Plan but cancelled upon repurchase by the Company). Such shares will be made available either from the Company's authorized but unissued Common Stock or from Common Stock reacquired by the Company.

    The maximum number of shares for which any one individual participating in the Plan may be granted stock options, separately exercisable stock appreciation rights or direct stock issuances may not exceed 2,000,000 shares in the aggregate over the term of the Plan. However, for purposes of such limitation, any option grants, stock appreciation rights or direct stock issuances made prior to January 1, 1994 will not be taken into account. Stockholder approval of this Proposal will also constitute re-approval of that 2,000,000-share limitation for purposes of Internal Revenue Code Section 162(m).

    Should an option be terminated or canceled for any reason prior to exercise or surrender in full (including options canceled in accordance with the cancellation-regrant provisions described below), the shares subject to the portion of the options not so exercised or surrendered will be available for subsequent grant. Unvested shares issued under the Plan and subsequently repurchased by the Company, at the option exercise or direct issue price paid per share, pursuant to the Company's repurchase rights under the Plan will be added back to the share reserve and will accordingly be available for reissuance. However, shares subject to any stock option surrendered or canceled in connection with the stock appreciation right provisions of the Plan will not be available for subsequent issuance.

    As of February 29, 2000, approximately 2,597,543 shares of Common Stock were subject to outstanding options under the Plan, and 1,523,871 shares of Common Stock (including the 1,100,000 shares which are subject to stockholder approval as part of this Proposal Three) were available for issuance under future option grants and stock issuances. Furthermore, as of February 29, 2000, 2,247,634 shares (including 238,095 shares previously issued but retired from the Plan) have been issued under the Plan. As of February 29, 2000, the weighted average exercise price payable per share upon the exercise of outstanding options was $4.20. The expiration dates for all such outstanding options range from September 6, 2001 to February 17, 2010.

Valuation

    For purposes of establishing the option exercise price or direct issue price and for all other valuation purposes under the Plan, the fair market value per share of Common Stock on any relevant date will be the closing selling price per share as reported on the Nasdaq National Market. As of December 31, 1999, the fair market value per share of Common Stock determined on such basis was $4.75.

Terms of Option Grant Program

    Price and Exercisability.  The exercise price per share may not be less than 85% of the fair market value per share of Common Stock on the grant date, and no option may be outstanding for more than a 10-year term. If the granted option is intended to be an incentive stock option under the Federal tax laws, the exercise price must not be less than 100% of the fair market value per share of the Common Stock on the grant date.

    The exercise price is payable in cash or in shares of Common Stock. Optionees are also permitted to exercise the option through a broker-dealer sale and remittance procedure which will allow the optionee to exercise the option and sell the purchased shares on the same day, with a portion of the sale proceeds utilized to satisfy the exercise price payable for the purchased shares. The Committee may also assist any optionee (including an officer) in the exercise of the option by (i) authorizing a loan from the Company or (ii) permitting the optionee to pay the exercise price in installments over a period of years. The terms and conditions of any such deferred payment arrangement will be established by the Committee in its sole discretion, but in no event may the maximum credit extended to the optionee exceed the aggregate exercise price payable for the purchased shares (less the par value of those shares), plus any federal and state income or employment withholding taxes incurred in connection with the purchase. The Committee may determine that one or more loans may be forgiven in whole or in part over the individual's period of service with the Company.

    The vesting schedule for each granted option will be determined by the Committee and will be set forth in the instrument evidencing such grant. The granted option may be (i) immediately exercisable for vested shares, (ii) immediately exercisable for unvested shares subject to the Company's repurchase rights, or (iii) exercisable in installments for vested shares over the optionee's period of service.

    Options are generally not assignable or transferable other than by will or the laws of inheritance, and, during the optionee's lifetime, the option may be exercised only by such optionee. However, the Plan Administrator may allow non-statutory options to be transferred or assigned during the optionee's lifetime to one or more members of the optionee's immediate family or to a trust established exclusively for one or more such family members, to the extent such transfer or assignment is in furtherance of the optionee's estate plan.

    Stock Appreciation Rights.  At the discretion of the Committee, options may be granted with stock appreciation rights. A stock appreciation right grants the holder the right to surrender the underlying option for an appreciation distribution from the Company equal in amount to the excess of (i) the fair market value (on the exercise date) of the shares of Common Stock in which the optionee is at the time vested under the surrendered option over (ii) the aggregate option exercise price payable for those shares. The appreciation distribution may be made, at the discretion of the Committee, either in shares of Common Stock valued at fair market value on the option surrender date or in cash or in a combination of cash and Common Stock.

    Limited stock appreciation rights may be granted to one or more officers of the Company subject to the short-swing profit restrictions of the Federal securities laws. In the event that more than 50% of the Company's outstanding voting stock were to be acquired pursuant to a hostile tender offer, each outstanding option with such a limited right would automatically be canceled, to the extent such option was at the time exercisable for vested shares. In return for the canceled option (or canceled portion), the officer would receive a cash distribution from the Company based upon the tender offer price payable per share of vested Common Stock subject to the canceled option.

    Prior to September 1991, options were granted under the Plan to certain executive officers which included a different form of limited stock appreciation right. These particular options provide the option holder, if such individual is an officer at the time that a hostile tender offer for 25% or more of the Company's outstanding voting securities is successfully completed, with a 30-day period in which to surrender the underlying option for a cash distribution from the Company based on the tender offer price payable per vested share subject to the surrendered option.

    Cancellation and New Grant of Options.  The Committee has the authority to effect, at any time and from time to time, the cancellation of any or all options outstanding under the Plan and to grant in substitution therefore new options covering the same or a different number of shares of Common Stock but with an exercise price per share not less than 85% of the fair market value per share of the Common Stock on the new grant date.

    Termination of Service and Repurchase Rights.  All options and stock appreciation rights granted under the Plan will terminate upon the expiration of the 12-month period (or such shorter period as the Committee may establish at the time of grant) measured from the date of the optionee's cessation of service with the Company. In the event of the optionee's death, the option will remain exercisable until the first anniversary of the optionee's death and may be exercised by the personal representative of the optionee's estate or by the person inheriting the option. However, each option will only be exercisable during the applicable post-service exercise period for the number of shares (if any) for which such option is exercisable at the time of the optionee's cessation of service, unless the Committee determines at such time to accelerate the exercisability of the option in whole or in part.

    Unvested shares of Common Stock acquired upon the exercise of one or more options will be subject to repurchase by the Company, at the original option exercise price paid per share, upon the optionee's cessation of service prior to vesting in those shares. The Committee has complete discretion in establishing the terms and conditions upon which such repurchase rights are to be exercisable, including the establishment of appropriate vesting schedules and other provisions for the expiration of such rights in one or more installments.

    The Committee will have complete discretion to extend the period following the optionee's termination of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability of such options or vesting of his or her unvested shares in whole or in part. Such discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee's actual cessation of service. In no event, however, may an option be exercised after the expiration of the option term.

    For purposes of the Plan, an individual will be deemed to continue in the Company's service for so long as he or she renders services to the Company or any parent or subsidiary corporation as an employee, a non-employee Board member or an independent consultant.

Terms of Stock Issuance Program

    Shares may be issued under the stock issuance program directly, without any intervening stock option grant, in accordance with the following terms and conditions.

    Issue Price; Payment.  The purchase price per share may not be less than 85% of the fair market value per share of Common Stock on the date the Committee authorizes the issuance. The issue price for the purchased shares may be paid in cash, in shares of Common Stock valued at fair market value on the date of issuance, or by promissory note payable to the Company's order. The promissory note may, at the discretion of the Committee, be subject to cancellation over the participant's period of service. Shares may also be issued as a bonus for past services, without any cash or other payment required of the participant.

    Vesting Schedule; Restrictions.  The interest of a participant in the Common Stock issued under the Plan may be fully and immediately vested upon issuance or may vest in one or more installments over the participant's period of service, as determined by the Committee. The elements of the vesting schedule, including the effect disability or death is to have upon vesting, are to be determined by the Committee at the time of issuance.

    The participant may not sell or transfer any unvested shares of Common Stock, other than permitted transfers by gift to certain family members or family trusts. Except for such transfer restrictions, the participant will have all the rights of a stockholder with respect to the unvested shares. Accordingly, the participant will have the right to vote such shares and to receive any cash dividends or other distributions paid or made with respect to those shares.

    Surrender of Shares; Repurchase.  In the event the participant should, while his or her interest in the Common Stock remains unvested, (i) attempt to transfer (other than by permissible gift) any unvested Common Stock or (ii) cease service with the Company, then the Company will have the right to repurchase from such individual, at the original purchase price paid for such shares, the shares in which he or she has not acquired a vested interest, and such individual will cease to have any stockholder rights with respect to the repurchased shares.

Provisions Applicable to Option Grants and Share Issuances

    Acceleration of Vesting.  All outstanding options and unvested share issuances under the Plan will vest on an accelerated basis upon certain changes in the ownership or control of the Company. Accordingly, in the event of any one of the following transactions (a "Corporate Transaction"):

  (a)
  a merger or acquisition in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state of incorporation,

  (b)
  the sale, transfer or other disposition of substantially all of the Company's assets in liquidation or dissolution of the Company, or

  (c)
  any reverse merger in which the Company is acquired but continues in existence as a separate entity,

each outstanding option will automatically become exercisable, immediately prior to the effective date of the Corporate Transaction, for all of the option shares at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares. However, the exercisability of an outstanding option will not so accelerate if and to the extent: (i) such option is to be assumed by the successor corporation (or parent thereof) or (ii) the acceleration of such option is subject to other limitations imposed by the Committee at the time of grant. Immediately following the Corporate Transaction, each option outstanding under the Plan will immediately terminate and cease to be exercisable, except to the extent assumed by the successor corporation or parent thereof.

    The Company's outstanding repurchase rights under both the Option Grant and Stock Issuance Programs will also terminate, and the shares subject to those terminated rights will become fully vested, upon the Corporate Transaction, except to the extent (i) one or more of such repurchase rights are to be assigned to the successor corporation (or its parent company) or (ii) such termination and accelerated vesting are precluded by other limitations imposed by the Committee at the time the repurchase rights are issued.

    The vesting of options and unvested shares upon a Corporate Transaction may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.

Changes in Capitalization

    In the event any change is made to the Common Stock issuable under the Plan (by reason of any stock dividend, stock split, combination of shares, recapitalization, or other change affecting the outstanding Common Stock as a class without the Company's receipt of consideration), appropriate adjustments will be made to (i) the aggregate number and/or class of securities available for issuance under the Plan, (ii) the maximum number and class of securities for which any one participant may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances in the aggregate under the Plan and (iii) the number and/or class of securities and the price per share in effect under each outstanding option and stock appreciation right in order to prevent the dilution or enlargement of benefits thereunder.

    Each outstanding option that is assumed in connection with a Corporate Transaction will be appropriately adjusted to apply and pertain to the number and class of securities which would have been issued to the option holder in the consummation of such Corporate Transaction had that option been exercised immediately prior to such Corporate Transaction, Appropriate adjustments will also be made to the exercise price payable per share and to the class and number of securities available for future issuance under the Plan. To the extent the actual holders of the outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Corporate Transaction, the successor corporation may, in connection with the assumption of the outstanding options under the Plan, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Corporate Transaction.

    Stockholder Rights.  No individual is to have any stockholder rights with respect to shares acquired on exercise of an option or under the share issuance program until such individual has exercised the option and paid the exercise price or purchase price for the purchased shares and has been issued a stock certificate for the purchased shares.

    Excess Grants.  The Plan permits the grants of options to purchase shares and the issuances of shares of Common Stock in excess of the number of shares then available for issuance under the Plan. Any option so granted cannot be exercised and any shares issued must be held in escrow prior to stockholder approval of an amendment increasing the number of shares available for issuance under the Plan.

Amendment and Termination of the Plan

    The Board may amend or modify the Plan in any or all respects whatsoever, subject to any required stockholder approval under applicable law or regulation. The Board may also terminate the Plan at any time, and the Plan will in all events terminate upon the earlier of December 31, 2005 or the date all shares available for issuance under the Plan are issued as vested shares or canceled pursuant to the exercise or surrender of options granted under the Plan. Any options outstanding at the time of the termination of the Plan will remain in force in accordance with the provisions of the instruments evidencing such grants. Should the stockholders not approve this Proposal, then the termination date of the Plan will remain December 31, 2002.

Stock Awards

    The first table below shows, as to each of the Company's executive officers named in the Summary Compensation Table elsewhere in this Proxy Statement and the various indicated individuals and groups, the number of shares of Common Stock subject to options granted under the Plan between January 1, 1999 and February 29, 2000, together with the weighted average exercise price payable per share.

    The second table shows, as to each of the Company's executive officers named in the Summary Compensation Table elsewhere in this Proxy Statement and the various indicated individuals and groups, the number of shares of Common Stock directly issued under the Stock Issuance Program of the Plan between January 1, 1999 and February 29, 2000. All of those latter issuances were made as fully-vested stock bonuses issued for past services rendered the Company.

OPTION TRANSACTIONS

Name	Options Granted (Number of Shares)	Weighted Average Exercise Price
Michael D. Casey, President and Chief Executive Officer	50,000	$2.25
Richard D. Leavitt, M.D. Senior Vice President, Medical and Regulatory Affairs	58,231	$3.85
David Ludvigson Senior Vice President, Chief Operating Officer and Chief Financial Officer	103,595	$4.59
Harry D. Pedersen Vice President, Corporate Development	40,000	$3.98
Richard E. Jones, Ph.D. Vice President, Research and Development	67,551	$4.29
All current executive officers as a group (6 persons)	359,377	$3.72
All current non-employee Board members as a group	139,431	$5.34
All employees, including current officers who are not executive officers, as a group (93 persons)	617,740	$3.86

STOCK ISSUANCES

Name	Number of Shares
Michael D. Casey President and Chief Executive Officer	33,100
Richard D. Leavitt, M.D. Senior Vice President, Medical and Regulatory Affairs	10,060
David G. Ludvigson Senior Vice President, Chief Operating Officer and Chief Financial Officer	4,793
Richard E. Jones, Ph.D. Vice President, Research and Development	9,132
Harry D. Pedersen Vice President, Corporate Development	—
All current executive officers as a group (6 persons)	65,605
All current non-employee Board members as a group	—
All employees, including current officers who are not executive officers, as a group (29 persons)	82,705

Federal Tax Consequences of Options

    Options granted under the Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options which are not intended to satisfy such requirements. The Federal income tax treatment for the two types of options differ as follows:

    Incentive Options.  No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize regular taxable income in the year in which the purchased shares are sold or otherwise made the subject of disposition. For Federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition of the shares is made more than two years after the date the option for the shares involved in such sale or disposition is granted and more than one (1) year after the date the option is exercised for those shares. If the sale or disposition occurs before these two periods are satisfied, then a disqualifying disposition will result.

    Upon a qualifying disposition, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for the shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of those shares on the exercise date over (ii) the exercise price paid for the shares will be taxable as ordinary income to the optionee. Any additional gain or loss recognized upon the disposition will be recognized as a capital gain or loss by the optionee.

    If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date over (ii) the exercise price paid for the shares. In no other instance will the Company be allowed a deduction with respect to the optionee's disposition of the purchased shares.

    Non-statutory Options.  No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income in the year in which the option is exercised equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for those shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

    Special provisions of the Internal Revenue Code apply to the acquisition of shares under a non-statutory option if the purchased shares are subject to repurchase by the Company or other substantial risk of forfeiture. These special provisions may be summarized as follows:

      If the shares acquired upon exercise of the non-statutory option are subject to repurchase by the Company, at the original exercise price paid per share, in the event the optionee's service terminates prior to vesting in the shares, then the optionee will not recognize any taxable income at the time of exercise. The optionee will have to report as ordinary income, as and when the Company's repurchase right lapses, an amount equal to the difference between the fair market value of the shares on the date the repurchase right lapses and the option exercise price paid for those shares.

      The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise an amount equal to the difference between the fair market value of the purchased shares on the date of exercise (determined as if the shares were not subject to the Company's repurchase right) and the option exercise price paid for the shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the Company's repurchase right lapses.

      The Company will be entitled to a business expense deduction equal to the amount of ordinary income recognized by the optionee in connection with the exercise of the non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

    Stock Appreciation Rights.  An optionee who is granted a stock appreciation right will recognize ordinary income in the year of exercise equal to the amount of the appreciation distribution. The

Company will be entitled to an income tax deduction equal to such distribution for the taxable year in which the ordinary income is recognized by the optionee.

    Direct Stock Issuance.  The tax principles applicable to direct stock issuances under the Plan will be substantially the same as those summarized above for the exercise of non-statutory option grants.

    Deductibility of Executive Compensation.  Because non-statutory options are usually granted under the Plan with exercise prices equal to 85% of the fair market value of the option shares at the time of such grant, the compensation deemed paid by the Company in connection with the subsequent exercise of those options will not qualify as performance-based compensation for purposes of Code Section 162(m) and will have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company. In addition, certain stock options granted to Mr. Casey will be subject to such limitation if they are exercised during a calendar year for which he is a named executive officer in the Company's proxy statement.

Accounting Treatment

    Option grants or stock issuances with exercise or issue prices less than the fair market value of the shares on the grant or issue date will result in a direct compensation expense to the Company's earnings equal to the difference between the exercise or issue price and the fair market value of the shares on the grant or issue date. Such expense will be accruable by the Company over the period that the option shares or issued shares are to vest.

    Option grants or stock issuances with exercise or issue prices not less than the fair market value of the shares on the grant or issue date will not result in any direct charge to the Company's earnings. However, the fair value of those options is required to be disclosed in the notes to the Company's financial statements, and the Company must also disclose, in pro-forma statements to the Company's financial statements, the impact those options would have upon the Company's reported earnings were the fair value of those options at the time of grant treated as compensation expense. Whether or not granted at a discount, the number of outstanding options may be a factor in determining the Company's earnings per share on a fully-diluted basis.

    On March 31, 1999, the Financial Accounting Standards Board issued an Exposure Draft of a proposed interpretation of APB Opinion No. 25, "Accounting for Stock Issued to Employees." Under the proposed interpretation, as modified on August 11, 1999, option grants made to non-employee consultants (but not non-employee board members) after December 15, 1998 will result in a direct charge to the Company's reported earnings based upon the fair value of the option measured initially as of the grant date and then subsequently on the vesting date of each installment of the underlying option shares. Such charge will accordingly include the appreciation in the value of the option shares over the period between the grant date of the option (or, if later, the effective date of the final interpretation) and the vesting date of each installment of the option shares. In addition, if the proposed interpretation is adopted, any options which are repriced after December 15, 1998 will also trigger a direct charge to the Company's reported earnings measured by the appreciation in the value of the underlying shares between the grant of the repriced option (or, if later, the effective date of the final interpretation) and the date the repriced option is exercised for those shares.

    Should one or more optionees be granted stock appreciation rights under the Plan that have no conditions upon exercisability other than a service or employment requirement, then such rights would result in a compensation expense to be charged against the Company's reported earnings. Accordingly, at the end of each fiscal quarter, the amount (if any) by which the fair market value of the shares of common stock subject to such outstanding stock appreciation rights has increased from the prior quarter-end would be accrued as compensation expense, to the extent such fair market value is in excess of the aggregate exercise price in effect for those rights.

Stockholder Approval

    The affirmative vote of a majority of the outstanding voting shares of the Company present or represented by Proxy and entitled to vote at the Annual Meeting is required for approval of the amendment to the Plan. Should such stockholder approval not be obtained, then any stock options granted under the Plan on the basis of the 1,100,000-share increase which forms part of this Proposal Three will terminate without ever becoming exercisable for any of the shares of Common Stock subject to those options, and no further options will be granted on the basis of that increase. In addition, the termination date of the Plan will remain December 31, 2002. However, the Plan will continue to remain in effect through that date, and option grants, stock appreciation rights and direct stock issuance may continue to be made pursuant to the provisions of the Plan in effect prior to the amendment summarized in this Proposal Three, until the available reserve of Common Stock as last approved by the stockholders has been issued.

    The Board of Directors recommends that the stockholders vote IN FAVOR OF the amendments to the Company's 1988 Restricted Stock Plan.

New Plan Benefits

    As of February 29, 2000, no stock option grants or direct stock issuances have been made under the Plan on the basis of the proposed 1,100,000-share increase to the reserve under the Plan.

PROPOSAL FOUR—APPROVAL OF
AMENDMENTS TO 1991 DIRECTORS STOCK OPTION PLAN

Introduction

    The stockholders are being asked to approve a series of amendments to the Company's 1991 Directors Stock Option Plan (the "Directors Plan") that will effect the following changes: (i) reduce the number of shares of Common Stock subject to the automatic option grant made to an individual who first joins the Company's Board of Directors as a non-employee director from 40,000 to 20,000 shares; (ii) increase the number of shares subject to the automatic option grant made to an individual upon re-election to the Company's Board of Directors as a non-employee director from 3,000 to 10,000 shares; (iii) make both the initial and re-election options immediately vested and exercisable for all the option shares upon grant and (iv) extend the term of the Directors Plan through December 31, 2005.

    The amendments were adopted by the Board on August 3, 1999 and are to become effective immediately upon stockholder approval at the 2000 Annual Meeting. The affirmative vote of the holders of a majority of the Common Stock present or represented by at the Annual Meeting and entitled to vote is required for approval of the amendments to the Directors Plan.

    The purpose of the Directors Plan is to promote the interests of the Company and its parent or subsidiary corporations by offering non-employee members of the Board of Directors the opportunity to participate in a special stock option program designed to attract the best possible personnel for service as directors of the Company and to provide them with significant incentives to remain in the Company's service. Accordingly, the Board recommends the stockholders vote IN FAVOR OF the amendments.

    The principal terms and provisions of the Directors Plan as modified by the recent amendments are summarized below. The summary is not, however, intended to be a complete description of all the terms of the Directors Plan. A copy of the Directors Plan as amended will be furnished without charge to any stockholder upon written request to the Corporate Secretary at the Company's headquarters in Fremont, California.

Description of the Directors Plan

    Structure.  Prior to the amendments which are the subject of this Proposal, each individual who first joined the Board as a non-employee director on or after the date of the 2000 Annual Meeting, whether through election at an Annual Stockholders Meeting or through appointment by the Board, received an automatic option grant under the Directors Plan for 40,000 shares of Common Stock, provided he or she has not previously been in the Company's employ. In addition, at each Annual Stockholders Meeting prior to the 2000 Annual Meeting, each individual who was re-elected as a non-employee Board member (including individuals who may have previously been in the Company's employ) received an automatic option grant under the Directors Plan for 3,000 shares of Common Stock, provided such individual has been a member of the Board for at least six months. Each such option had an exercise price equal to the closing selling price per share of Common Stock on the grant date and vested and became exercisable in installments over the optionee's period of continued Board service.

    If this Proposal is approved by the stockholders, then the following changes will be made to the automatic option grant program in effect under the Directors Plan:

       (i) The automatic option grant made to each individual at the time he or she first joins the Board as a non-employee director, whether through election at an Annual Stockholders Meeting or through appointment by the Board, that individual will be reduced 20,000 shares of Common Stock. However, an individual who has previously been in the Company's employ will not receive any option grant under the Directors Plan at the time he or she first joins the Board as a non-employee director.

      (ii) At each Annual Stockholders Meeting, beginning with the 2000 Annual Meeting, each individual who is re-elected as a non-employee Board member (including individuals who may have previously been in the Company's employ) will automatically be granted a non-statutory option to purchase 10,000 shares of Common Stock, provided such individual has been a member of the Board for at least six months.

      (iii) Both the initial 20,000-share option grant and each annual 10,000-share option grant will be immediately vested and exercisable for all the option shares upon grant.

    All options granted under the Directors Plan are non-statutory options not intended to satisfy the requirements of Section 422 of the Internal Revenue Code.

    Administration.  All grants under the Directors Plan will be made in strict compliance with the express provisions of the plan document, and no administrative discretion with respect to such grants will be exercised by the Board or any committee of the Board. Stockholder approval of this Proposal will constitute pre-approval of each option granted on or after the date of the Annual Meeting pursuant to the provisions of the Directors Plan summarized below and the subsequent exercise of that option in accordance with those provisions.

    Eligibility.  As of March 20, 2000, six non-employee Board members were eligible to participate in the Directors Plan.

    Securities Subject to Directors Plan.  The maximum number of shares of Common Stock issuable over the term of the Directors Plan may not exceed 592,858 shares. Such share reserve will be subject to further adjustment in the event of subsequent changes to the Company's capital structure. The shares may be made available either from the Company's authorized but unissued Common Stock or from Common Stock reacquired by the Company, including shares purchased on the open market.

    Should an option expire or terminate for any reason prior to exercise in full, the shares subject to the portion of the option not so exercised will be available for subsequent grant.

    As of March 20, 2000, options for 373,967 shares were outstanding, 213,033 shares remained available for future grant and 5,858 shares had been issued under the Directors Plan.

    Exercise Price.  The option exercise price per share will be equal to the fair market value of the Common Stock on the automatic grant date. For all valuation purposes under the Directors Plan, the fair market value of the Common Stock on any relevant date will be deemed equal to the closing selling price of the Common Stock on that date, as quoted on the Nasdaq National Market. On March 20, 2000, the fair market value per share was $12.13.

    The exercise price may be paid in cash or in shares of Common Stock. Options may also be exercised through a same-day sale program, pursuant to which a designated brokerage firm effects the immediate sale of the shares purchased under the option and pays over to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the exercise price for the purchased shares.

    Option Term.  Each option grant under the Director Plan will, in general, remain outstanding for a period of 10 years measured from the automatic grant date, whether or not the optionee continues to serve on the Board. Such options will, however, be subject to earlier termination in connection with certain changes in control or ownership of the Company.

    Limitations.  No optionee is to have any stockholder rights with respect to the option shares until the optionee has exercised the option and paid the exercise price for the purchased shares. Options are generally not assignable or transferable other than by will or the laws of inheritance, and during the optionee's lifetime the option may be exercised only by the optionee. However, the optionee may, in connection with his or her estate plan, transfer the option during his or her lifetime to members of his or her immediate family or to a trust established for such family members.

    Exercisability.  Prior to the amendments which are the subject of this Proposal, the option grants made under the Directors Plan vested and became exercisable in accordance with the following vesting schedules:

      The initial 40,000-share option grant made to a newly elected or appointed non-employee Board member became exercisable in a series of three successive equal annual installments upon his or her completion of each year of Board service over the three-year measured from the grant date. However, if the optionee did not attend all of the scheduled meetings in one or more years during that three-year period, then the option would, for each such year, lapse as to the number of shares determined by multiplying one-third of the total number of option shares by a fraction, the numerator of which is the number of such meetings not attended by the optionee during that year and the denominator of which is the total number of such meetings held during such year.

      Each annual option grant for 3,000 shares of Common Stock became exercisable for all the option shares one year after the grant date, provided the optionee attended all of the regularly-scheduled Board meetings held during that one-year period. If the optionee did not attend all of the scheduled meetings, then the option would lapse as to the number of shares determined by multiplying the number of total option shares by a fraction, the numerator of which is the number of such meetings not attended by the optionee during that one-year period and the denominator of which is the total number of such meetings held during such period.

    Under the proposed amendment for which stockholder approval is sought at the Annual Meeting, each option grant under the Directors Plan, whether the initial 20,000-share grant or the annual 10,000-share grant, will be immediately vested and exercisable for all the option shares as of the grant date.

    Termination of Board Membership.  Should the optionee cease to serve as a Board member for any reason (other than death) while holding one or more automatic option grants, then such optionee will have until the expiration of the 10-year option term in which to exercise each such option for any or all of the shares of Common Stock for which that option is exercisable at the time of his or her cessation of service on the Board. Should the optionee die while serving as a Board member, then any outstanding automatic grant held by such optionee at the time of death may be subsequently exercised, for any or all of the shares of Common Stock at the time subject to that option, by the personal representative of the optionee's estate or by the person or persons to whom the option is transferred pursuant to the optionee's will or in accordance with the laws of inheritance. The option will remain so exercisable until the expiration of the 10-year term. All options under the Directors Plan will, however, be subject to earlier termination in connection with certain changes in control or ownership of the Company.

    Corporate Transaction.  Upon the occurrence of any of the following transactions (a "Corporate Transaction"):

       (i) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state of the Company's incorporation;

      (ii) the sale of all, or substantially all, of the Company's assets in complete liquidation or dissolution of the Company; or

      (iii) any reverse merger in which the Company is the surviving entity, but in which all of the Company's outstanding voting stock is transferred to the acquiring entity or its wholly-owned subsidiary;

  each automatic option grant not otherwise at the time fully exercisable will accelerate so that each such option will, immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares. Immediately following the consummation of such Corporate Transaction, all outstanding options under the Directors Plan will terminate, except to the extent assumed by the successor corporation or its parent company.

    Change in Control.  In connection with a change in control of the Company, whether effected by a successful tender offer for securities possessing more than 40% of the total combined voting power of the Company's outstanding securities or through a change in the majority of the Board as a result of one or more contested elections for Board membership, each outstanding automatic option grant will accelerate so that each such option will become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares at any time prior to the expiration or sooner termination of the option term.

    Cash-Out of Options.  Upon the successful completion of a hostile tender offer for securities possessing more than 40% of the total combined voting power of the Company's outstanding securities, each outstanding option grant under the Directors Plan will automatically be cancelled, whether or not that option is otherwise exercisable for any option shares, in return for a cash distribution from the Company in an amount per cancelled option share equal to the excess of (i) the highest price per share of Common Stock paid in such tender offer over (ii) the option exercise price payable per share. Stockholder approval of this Proposal will also constitute pre-approval of such automatic cancellation and cash-out of all options granted under the Directors Plan on or after the date of the Annual Meeting.

    The acceleration of options in the event of a Corporate Transaction or other take-over event may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.

    Changes in Capitalization.  In the event any change is made to the Common Stock issuable under the Directors Plan by reason of any stock split, stock dividend, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Company's receipt of consideration, appropriate adjustments will be made to (i) the maximum number and/or class of securities issuable under the Directors Plan, (ii) the number and/or class of securities to be made the subject of each subsequent automatic grant made to newly-elected or continuing non-employee Board members and (iii) the number and/or class of securities purchasable under each outstanding option and the exercise price payable per share in order to prevent the dilution or enlargement of benefits thereunder.

    Each outstanding option that is assumed in connection with a Corporate Transaction will be appropriately adjusted to apply and pertain to the number and class of securities which would have been issued to the option holder in the consummation of such Corporate Transaction had that option been exercised immediately prior to such Corporate Transaction, Appropriate adjustments will also be made to the exercise price payable per share and to the class and number of securities available for future issuance under the Directors Plan. To the extent the actual holders of the outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Corporate Transaction, the successor corporation may, in connection with the assumption of the outstanding options under the Directors Plan, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Corporate Transaction.

    Plan Amendments.  The Board may amend the provisions of the Directors Plan at any time, subject to any required stockholder approval under applicable law or regulation.

    Plan Termination.  Unless sooner terminated by the Board, the Directors Plan will terminate on December 31, 2005. Any options outstanding at the time of such termination will remain in force in accordance with the provisions of the instruments evidencing such grants. However, if this Proposal is not approved by the stockholders, the termination date of the Directors Plan will remain January 27, 2002.

    The table below provides, as to each current non-employee Board member and all non-employee Board members as a group, the following information with respect to the automatic stock option grants made under the Directors Plan during the period beginning January 1, 1999 and continuing through March 20, 2000: (i) the number of shares for which such automatic option grants have been and (ii) the weighted average exercise price payable per share.

Name of Director	Number of Option Shares	Weighted Average Exercise Price Per Share
J. Stephan Dolezalek	3,000	$2.25
James R. Glynn	3,000	$2.25
Stephen B. Howell, M.D.	40,000	$6.50
Marvin E. Jaffe, M.D.	3,000	$2.25
Bradley G. Lorimier	3,000	$2.25
Julius L. Pericola	3,000	$2.25
All non-employee directors as a group (6 persons)	55,000	$5.34

    In addition, James R. Glynn received a one-time option grant of 10,000 shares at an exercise price of $3.53 per share on August 3, 1999. Such option was vested and exercisable for all the option shares immediately upon the grant date. Also, Dr. Howell received a share rights award for 10,000 shares on December 21, 1999 as part of his consultation agreement, with the shares to be issued to him in three successive equal annual installments at the end of each of the 2000, 2001 and 2002 calendar years provided he continues in such consulting capacity . The shares subject to these two grants will be issued out of the 1988 Restricted Stock Plan.

Federal Income Tax Consequences

    Options granted under the Directors Plan are non-statutory options which are not intended to satisfy the requirements of Section 422 of the Internal Revenue Code. The Federal income tax treatment for the options is as follows:

    Recognition of Income.  No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will, however, recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares.

    Income Tax Deduction.  The Company will be entitled to a business expense deduction, for the taxable year of the Company in which the option is exercised, equal to the amount of ordinary income recognized by the optionee in connection with such exercise.

Stockholder Approval

    The affirmative vote of a majority of the outstanding voting shares of the Company present or represented by Proxy and entitled to vote at the Annual Meeting is required for approval of the amendments to the Directors Plan. Should such stockholder approval not be obtained, then none of the amendments will be implemented. However, the Directors Plan will continue to remain in effect through January 27, 2002, and automatic option grants will continue to be made pursuant to the provisions of the Directors Plan in effect prior to the amendments summarized in this Proposal, until the available reserve of Common Stock as last approved by the stockholders has been issued.

    The Board of Directors recommends that the stockholders vote IN FAVOR OF the amendments to the Directors Plan.

New Plan Benefits

    If this Proposal is approved, then the following individuals will each, upon their re-election as non-employee Board members at the 2000 Annual Meeting, receive a fully-vested automatic option grant for 10,000 shares of Common Stock with an exercise price per share equal to the closing selling price per share on the date of that Annual Meeting: Messrs. Dolezalek, Jaffe, Lorimier, Pericola and Glynn.

PROPOSAL FIVE—RATIFICATION OF
APPOINTMENT OF INDEPENDENT AUDITORS

    The Board has appointed the firm of Ernst & Young LLP, independent auditors, to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2000, and recommends that the stockholders vote "FOR" ratification of such appointment.

    In the event the stockholders fail to ratify the appointment, the Board will reconsider its selection. Even if the selection is ratified, the Board in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Board feels that such a change would be in the best interest of the Company and its stockholders. The affirmative vote of the holders of a majority of the Company's Common Stock present or represented by Proxy at the Annual Meeting and entitled to vote is required to ratify the selection of Ernst & Young LLP.

    Ernst & Young LLP has served as independent auditors to the Company for the fiscal year ended December 31, 1999. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting to respond to appropriate questions, and will be given the opportunity to make a statement if he or she so desires.

Recommendation of the Board of Directors

    The Board recommends that the stockholders vote IN FAVOR OF the ratification of the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2000.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Compensation Committee Report on Executive Compensation

    It is the duty of the Compensation Committee to review and determine the salaries and bonuses of executive officers of the Company, including the Chief Executive Officer, and to establish the general compensation policies for such individuals. The Compensation Committee also has the sole and exclusive authority to make discretionary option grants to the Company's executive officers under the Company's 1988 Restricted Stock Plan.

    The Compensation Committee believes that the compensation programs for the Company's executive officers should reflect the Company's performance and the value created for the Company's stockholders. In addition, the compensation programs should support the short-term and long-term strategic goals and values of the Company and should reward individual contribution to the Company's success. The Company is engaged in a very competitive industry, and the Company's success depends upon its ability to attract and retain qualified executives through the competitive compensation packages it offers to such individuals.

    General Compensation Policy.  The Compensation Committee's policy is to provide the Company's executive officers with compensation opportunities which are tied to their personal performance, the financial performance of the Company and their contribution to that performance and which are competitive enough to attract and retain highly skilled individuals. Each executive officer's compensation package is comprised of three elements: (i) base salary that is competitive with the market and reflects individual performance, (ii) annual variable performance awards payable in cash or stock or stock options and tied to the achievement of pre-defined performance targets and (iii) long-term stock-based incentive awards designed to strengthen the mutuality of interests between the executive officers and the Company's stockholders. As an officer's level of responsibility increases, a greater proportion of his or her total compensation will be dependent upon the Company's financial performance and stock price appreciation rather than base salary.

    Factors.  The principal factors that were taken into account in establishing each executive officer's compensation package for the 1999 fiscal year are described below. However, the Compensation Committee may in its discretion apply entirely different factors, such as different measures of financial performance, for future fiscal years.

    Base Salary—Chief Executive Officer.  In setting the base salary level for the Company's Chief Executive Officer, Michael D. Casey, for the 1999 fiscal year, the Committee sought to provide him with a level of base salary which the Committee believed, on the basis of its understanding of the industry, would be competitive with the base salary levels in effect for other chief executive officers at similar-sized companies in the industry. It is the Committee's objective to maintain Mr. Casey's base salary at a stable and predictable level from year to year and not have this component of his overall compensation package significantly affected by Company performance.

    Base Salary—Other Executive Officers.  In setting the base salaries of the executive officers other than the Chief Executive Officer, the Compensation Committee did not rely on any specific compensation surveys indicating the base salary levels in effect at comparable companies. Merit increases for the 1999 fiscal year were based upon individual performance evaluations and ranged from 5.02 to 6.5% and were paid in a lump sum cash payment in February 2000. Merit increases for the 1998 fiscal year were paid in the form of stock option grants on February 5, 1999 with an exercise price equal to 85% of the closing selling price per share of the Company's common stock on that grant date. The options vested and became exercisable in a series of twelve successive equal monthly installments during the officer's period of continued employment over the one-year period measured from the grant date.

    Annual Incentive Compensation.  Because of the development stage of the Company, the Compensation Committee decided, as in past fiscal years, that the use of traditional performance milestones (such as profit levels and return on equity) was not appropriate for purposes of determining the incentive compensation awards to be made for the 1999 fiscal year. Accordingly, the incentive awards for the 1999 fiscal year were based primarily on corporate performance related to clinical and business development programs and spending targets and the attainment of specific personal performance objectives. On the basis of the Committee's evaluation of personal performance for the 1999 fiscal year as well as the highly competitive market for senior-level personnel within the pharmaceutical industry, the executive officers (other than the Chief Executive Officer) received bonuses which ranged from 16% to 19% of their base salary as of the end of the year and were paid entirely in cash.

    Long Term Incentives.  Generally, stock option grants are made periodically by the Compensation Committee to each of the Company's executive officers. Each grant is designed to align the interests of the executive officer with those of the stockholders and provide each individual with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. Each grant allows the officer to acquire shares of the Company's Common Stock at a fixed price per share (not less than 85% of the market price of the shares on the grant date) over a specified period of time (up to 10 years). Each option becomes exercisable in a series of installments, generally, over a four-year period, contingent upon the officer's continued employment with the Company. Accordingly, the option will provide a meaningful return to the executive officer only if he or she remains employed by the Company during the vesting period, and then only if the market price of the shares substantially appreciates over the option term.

    The size of the option grant to each executive officer, including the Chief Executive Officer, is set by the Compensation Committee at a level that is intended to create a meaningful opportunity for stock ownership based upon the individual's current position with the Company, the individual's personal performance in recent periods and his or her potential for future responsibility and promotion over the option term. In determining the appropriate level of equity incentive to be provided each individual, the Compensation Committee also takes into account the number of unvested options held by the executive officer and the comparable level of equity-based awards provided similar individuals in the industry as reflected in comparative industry data. However, the relevant weight given to each of these factors varied from individual to individual for the grants made during the 1999 fiscal year.

    CEO Compensation.  The base salary for the Company's Chief Executive Officer, Michael D. Casey, for the 1999 fiscal year was increased to $447,300, six and one-half percent above the level in effect for him for the prior year, in order to maintain his salary at a competitive level with the salaries of chief executives of pharmaceutical companies of similar size. Mr. Casey was also awarded a cash bonus of $110,000 for the 1999 fiscal year on the basis of his individual performance for the year and the same corporate performance milestones used in the determination of the incentive compensation awards for the other executive officers (namely, milestones based upon clinical and business development programs and spending targets).

    During the 1999 fiscal year, Mr. Casey was also granted an option to purchase an additional 50,000 shares of Common Stock. The option has an exercise price equal to the fair market value of the underlying shares on the grant date and will become exercisable for those shares in a series of installments over a four-year period of continued employment with the Company. Accordingly, the option is designed to serve an a meaningful incentive for him to remain in the Company' employ and to further align his interests with those of the stockholders.

Compliance with Internal Revenue Code Section 162(m)

    Section 162(m) of the Internal Revenue Code disallows a tax deduction to publicly held companies for compensation paid to certain of their executive officers, to the extent that compensation exceeds $1 million per covered officer in any fiscal year. The limitation applies only to compensation which is not considered to be performance-based. Non-performance based compensation paid to the Company's executive officers for the 1999 fiscal year did not exceed the $1 million limit per officer, and the Compensation Committee does not anticipate that the non-performance based compensation to be paid to the Company's executive officers for fiscal 2000 will exceed that limit. None of the options granted to the executive officers during the 1999 fiscal year will qualify as performance based compensation, and any deductions attributable to the exercise of these options will accordingly be subject to the $1 million limitation per officer. Because it is unlikely that the cash compensation payable to any of the Company's executive officers in the foreseeable future will approach the $1 million limit, the Compensation Committee has decided at this time not to take any action to limit or restructure the elements of cash compensation payable to the Company's executive officers. The Compensation Committee will reconsider this decision should the individual cash compensation of any executive officer ever approach the $1 million level.

    The Board of Directors did not modify any action or recommendation made by the Compensation Committee with respect to executive compensation for the 1999 fiscal year. It is the opinion of the Compensation Committee that the executive compensation policies and plans provide the necessary total remuneration program to properly align the Company's performance and the interests of the Company's stockholders through the use of competitive and equitable executive compensation in a balanced and reasonable manner, for both the short and long-term.

    Submitted by the Compensation Committee of the Company's Board of Directors:

Marvin E. Jaffe, M.D., Member
Bradley G. Lorimier, Member
Julius L. Pericola, Member

Compensation Committee Interlocks and Insider Participation

    As of December 31, 1999, the Compensation Committee of the Board was comprised of Messrs. Jaffe, Lorimier and Pericola. No current or past member of the Compensation Committee was at any time during the 1999 fiscal year, or at any time, an officer or employee of the Company or any of its subsidiaries.

    No executive officer of the Company served on the board of directors or compensation committee of any entity which has one or more executive officers serving as a member of the Company's Board or Compensation Committee.

Performance Graph

    The graph depicted below shows the Company's stock price as an index assuming $100 invested on January 28, 1992 (the date of the Company's initial public offering) at the then current market price of $15.00 per share, along with the composite prices of companies listed in the Nasdaq Pharmaceutical Index and Nasdaq U.S. Stock Market Index. This information has been provided to the Company by the Nasdaq Stock Market. These indices, which reflect formulas for dividend reinvestment and weighing of individual stocks, do not necessarily reflect returns that could be achieved by individual investors.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

	Matrix Pharmaceutical	NASDAQ Pharmaceutical	NASDAQ Stock Market
	Inc.	Index	Index
1/28/92	100	100	100
3/31/92	73	85	97
6/30/92	40	71	91
9/30/92	41	67	94
12/31/92	58	81	110
3/31/93	45	59	112
6/30/93	60	62	114
9/30/93	63	67	124
12/31/93	70	73	126
3/31/94	74	59	121
6/30/94	68	52	115
9/30/94	95	58	125
12/31/94	92	55	123
3/31/95	92	59	134
6/30/95	90	69	154
9/30/95	93	86	172
12/31/95	125	100	174
3/31/96	154	104	182
6/30/96	120	101	197
9/30/96	53	103	204
12/31/96	41	100	214
3/31/97	43	95	203
6/30/97	45	103	240
9/30/97	33	115	280
12/31/97	23	104	263
1/31/98	31	114	307
6/30/98	29	106	316
9/30/98	19	100	286
12/31/98	18	133	369
3/31/99	14	145	414
6/30/99	28	147	453
9/30/99	38	168	463
12/31/99	32	247	668

    The indexes above assume the reinvestment of all dividends.

    Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, which might incorporate future filings made by the Company under those statutes, the preceding Compensation Committee Report on Executive Compensation and the Company Stock Performance Graph will not be incorporated by reference into any of those prior filings, nor will such report or graph be incorporated by reference into any future filings made by the Company under those statutes.

Summary of Cash and Certain Other Compensation

    The following table sets forth the compensation earned, for services rendered in all capacities to the Company and its subsidiaries, for each of the last three fiscal years by the Company's current Chief Executive Officer and the four other highest paid executive officers whose salary and bonus for fiscal 1999 were in excess of $100,000. The individuals named in the table will be hereinafter referred to as the "Named Officers." No other executive officer who would have otherwise been included in such table on the basis of salary and bonus earned for the 1999 fiscal year resigned or terminated employment during that year.

SUMMARY COMPENSATION TABLE

		Annual Compensation				Long-Term Compensation Awards
Name and Principal Position	Year	Salary ($)		Bonus ($)(1)	Other Annual Compensation ($)	Securities Underlying Options (#)(2)		Restricted Stock Awards ($)		All Other Compensation ($)
Michael D. Casey(3) President and Chief Executive Officer	1999 1998 1997	425,401 404,956 106,843		110,000 150,000 150,000	— — —	50,000 50,000 1,100,000	(4)	— — —		11,082 410,031 70,636	(5) (5) (5)
Richard D. Leavitt, M.D. Senior Vice President, Medical and Regulatory Affairs	1999 1998 1997	244,767 233,991 220,000	(2)	42,500 33,000 33,000	— — —	58,231 20,000 125,000	(4)	— — 175,000	(6)	25,000 5,000 82,972	(7) (7) (7)
David G. Ludvigson(8) Senior Vice President, Chief Operating Officer and Chief Financial Officer	1999 1998	231,300 77,047	(2)	58,833 15,000	— —	103,595 150,000		— —		13,333 1,375	(9) (9)
Harry D. Pedersen(10) Vice President, Corporate Development	1999 1998 1997	190,031 174,534 78,163		80,000 45,000 11,725	— — —	40,000 45,000 130,000	(4)	— — 175,000	(6)	55,000 11,961 67,000	(11) (11) (11)
Richard E. Jones, Ph.D. Vice President, Research and Development	1999 1998 1997	204,870 193,333 181,650	(2)	36,000 30,000 27,250	— — —	67,551 20,000 90,000	(4)	— — —		5,000 5,000 2,661	(12) (12) (12)

(1)
Bonuses are reported for the year earned, although generally paid in the subsequent year, except for Mr. Casey's sign-on bonus of $150,000 paid in 1997 and a guaranteed minimum $50,000 bonus for 1998 paid in that year. The remaining $100,000 of the 1998 year bonus was paid in 1999. Except for the $50,000 guaranteed bonus paid to Mr. Casey in 1998, $15,000 sign-on bonus paid in 1998 to Mr. Ludvigson and the bonus paid to Mr. Pedersen for the 1998 fiscal year, all bonuses for the Named Officers for the 1998 fiscal year were paid primarily in shares of the Company's Common Stock, valued at $1.9125 per share for such purpose, with the balance of the bonus paid in cash and applied to the payment of the applicable withholding taxes. The stock and cash component of each executive officer's bonus for the 1998 fiscal year was as follows:

Name	Number of Shares	Cash Payment
Mr. Casey	33,100	$36,696
Mr. Ludvigson	4,793	$9,167
Dr. Leavitt	10,060	$13,760
Dr. Jones	9,132	$12,535

  All bonuses for the Named Officers for the 1999 fiscal year were paid in cash and include the following amounts of Loan forgiveness effective during the 1999 fiscal year: Mr. Ludvigson, $8,333 and Mr. Pedersen, $50,000). See Officer/Directors Loans below for further information.

(2)
A portion of the stock options granted in fiscal year 1999 were issued in payment of merit increases for 1998 fiscal year performance. These particular options have an exercise price of $1.91, which was eighty-five percent of the closing selling price per share of the Common Stock on the February 4, 1999 grant date. The merit increases for 1999 fiscal year were paid in cash in February 2000. The number of shares subject to the 1999 option grants for 1998 fiscal year performance and the February 2000 cash payment for 1999 fiscal year performance were as follows for the Named Officers:

Name	Number of Option Shares	Cash Payment
Mr. Ludvigson	3,595	$4,584
Dr. Leavitt	8,231	$10,494
Dr. Jones	7,551	$9,627
(3)
Mr. Casey joined the Company as President and Chief Executive Officer on October 6, 1997, with an annualized salary of $400,000 for the 1997 fiscal year.

(4)
Includes the following options regranted on October 29, 1997 in exchange for the cancellation of preexisting options for the same number of shares with an exercise price per share in excess of $3.94: Michael D. Casey (550,000 shares); Richard Leavitt (105,000 shares); Harry Pedersen (65,000 shares) and Richard Jones (70,000 shares).

(5)
Represents relocation allowance for Mr. Casey of $70,636 in 1997; the sum of the following amounts for 1998: (i) $401,310 balance of relocation allowance, (ii) automobile allowance of $3,721 and (iii) a matching contribution on Mr. Casey's behalf to the Company's 401(k) Plan in the form of 1,081 shares of Common Stock at $4.63 per share and the sum of the following amounts for 1999: (i) automobile allowance of $6,082 and (ii) a matching contribution on Mr. Casey's behalf to the Company's 401(k) Plan in the form of 2,388 shares of Common Stock at $2.09 per share

(6)
Represents a share rights award made by the Compensation Committee on December 2, 1997 which granted Dr. Leavitt and Mr. Pedersen each the right to receive 50,000 shares of the Company's Common Stock. The shares will be issued in a series of three successive equal annual installments upon the individual's completion of each year of service over the three-year period measured from the award date. The closing selling price per share of the Company's Common Stock on the award date was $3.50.

(7)
For 1997 represents (i) relocation allowance for Dr. Leavitt of $80,424 and (ii) a matching contribution on Dr. Leavitt's behalf to the Company's 401(k) Plan in the form of 741 shares of Common Stock at $3.44 per share. For 1998 represents a matching contribution on Dr. Leavitt's behalf to the Company's 401(k) Plan in the form of 1,081 shares of Common Stock at $4.63 per share. For 1999 represents (i) relocation allowance for Dr. Leavitt of $20,000 and (ii) a matching contribution on Dr. Leavitt's behalf to the Company's 401(k) Plan in the form of 2,241 shares of Common Stock at $2.23 per share.

(8)
Mr. Ludvigson joined the Company as Senior Vice President and Chief Financial Officer on August 26, 1998, with an annualized salary of $220,000 for the 1998 fiscal year.

(9)
For 1998 represents a matching contribution made by the Company on Mr. Ludvigson's behalf to the Company's 401(k) Plan in the form of 524 shares at $2.63 per share. For 1999 represents (i) loan forgiveness of $8,333 and (ii) a matching contribution made by the Company on Mr. Ludvigson's behalf to the Company's 401(k) Plan in the form of 1,418 shares of Common Stock at $3.53 per share.

(10)
Mr. Pedersen joined the Company as Vice President, Corporate Development on June 25, 1997, with an annualized salary of $165,000 for the 1997 fiscal year.

(11)
For 1997 represents (i) relocation allowance for Mr. Pedersen of $65,326 and (ii) a matching contribution made by the Company on Mr. Pedersen's behalf to the Company's 401(k) Plan in the form of 487 shares of Common Stock at $3.438 per share. For 1998 represents (i) a relocation allowance of $7,623 in 1998 and (ii) a matching contribution made by the Company on Mr. Pedersen's behalf to the Company's 401(k) Plan in the form of 1,274 shares of Common Stock at $3.41 per share. For 1999 represents (i) loan forgiveness of $50,000 and (ii) a matching contribution made by the Company on Mr. Pedersen's behalf to the Company's 401(k) Plan in the form of 1,650 shares of Common Stock at $3.01 per share.

(12)
Represents a matching contribution in shares of Common Stock made by the Company on Dr. Jones' behalf to the Company's 401(k) Plan for each of the indicated fiscal years as follows: 194 shares of Common Stock at 774 shares of Common Stock at $3.438 per share for 1997, 1,269 shares of Common Stock at $3.940 per share for 1998 and 1,436 shares of Common Stock at $3.45 per share for 1999.

Options and Stock Appreciation Rights

    The following table provides information with respect to the stock option grants made during fiscal 1999 to the Named Officers. No stock appreciation rights were granted during such fiscal year to the Named Officers.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(5)
Individual Grants
	Number of Securities Underlying Options Granted(#)(1)		Percent of Total Options Granted to Employees in Fiscal Year				Market Price on Date of Grant
Name					Exercise Price(4)				Expiration Date
										5%($)		10%($)
Michael D. Casey	50,000	(1)	4.26%			$2.25		$2.25	02/04/09		$70,751		$179,296
Richard D. Leavitt, M.D.	8,231 25,000 25,000	(2) (1) (3)	0.70 2.13 2.13	% % %	$ $ $	1.91 2.25 6.88	$ $ $	2.25 2.25 6.88	02/04/09 02/04/09 10/26/09	$ $ $	14,425 35,375 108,091	$ $ $	32,294 89,648 273,924
David G. Ludvigson	3,595 25,000 25,000 50,000	(2) (1) (3) (4)	0.30 2.13 2.13 4.26	% % % %	$ $ $ $	1.91 2.25 6.88 5.06	$ $ $ $	2.25 2.25 6.88 5.06	02/04/09 02/04/09 10/26/09 11/12/09	$ $ $ $	6,300 35,375 108,091 159,205	$ $ $ $	14,105 89,648 273,924 403,456
Harry D. Pedersen	25,000 15,000	(1) (3)	2.13 1.49	% %	$ $	2.25 6.88	$ $	2.25 6.88	02/04/09 10/26/09	$ $	35,375 64,855	$ $	89,648 164,355
Richard E. Jones, Ph.D.	7,551 25,000 35,000	(2) (1) (3)	0.64 2.13 2.98	% % %	$ $ $	1.91 2.25 6.88	$ $ $	2.25 2.25 6.88	02/04/09 02/04/09 10/26/09	$ $ $	13,233 35,375 151,328	$ $ $	29,626 89,648 383,494

(1)
These options were granted on February 4, 1999.

Each of these options will become exercisable for 25% of the option shares upon the optionee's completion of one year of service, measured from the applicable grant date, and will become exercisable for the balance of the option shares in a series of 36 successive equal monthly installments upon his completion of each additional month of service over the next 36 months thereafter.

Each option will immediately vest and become exercisable for all of the option shares in the event the Company is acquired by a merger or asset sale, unless the options are assumed by the acquiring entity. In addition, the option will vest in full on an accelerated basis should the optionee's employment terminate under certain circumstances within a specified time period following a change in control of the Company in which the option is assumed. Each option has a maximum term of 10 years, subject to earlier termination in the event of the optionee's cessation of service with the Company.

(2)
Each of these options were granted on February 4, 1999 as a merit increase to the individual's base salary for fiscal year 1998 performance. The exercise price is eighty-five percent of the $2.25 per share closing price of the Common Stock on the grant date. Each option will vest in a series of twelve successive equal monthly installments upon the optionee's completion of each month of service over with the twelve-month period measured from the grant date.

(3)
Each of these options were granted on October 26, 1999 with the same vesting provisions as in effect for the options described in Footnote 1 with the following exceptions: 50% of the shares will vest on an accelerated basis upon FDA acceptance of the New Drug Application and the remaining 50% will vest on an accelerated basis upon marketing approval.

(4)
Options granted to David Ludvigson upon promotion to Chief Operating Officer. The options have the same vesting provisions as in effect for the options described in Footnote 1

(5)
The exercise price may be paid in cash or in shares of Common Stock. The option may also be exercised through a cashless exercise procedure pursuant to which the shares purchased under the option are immediately sold by a designated brokerage firm, and a portion of the sale proceeds is paid directly to the Company in payment of the option exercise price for the purchased shares. The Company may also allow the optionee to finance the option exercise by delivering a promissory note in payment of the exercise price for the purchased shares and any taxes incurred by the optionee in connection with such exercise.

(6)
There is no assurance provided to any executive officer or any other holder of the Company's securities that the actual stock price appreciation over the 10-year option term will be at the assumed five percent and ten percent levels or at any other defined level. Unless the market price of the Common Stock appreciates over the option term, no value will be realized from the option grants made to the executive officers. The indicated dollar amounts are based on the options granted during the 1999 fiscal year, net of options granted and cancelled in such fiscal year.

Option Exercises and Holdings

    The table below sets forth information concerning the exercise of options during fiscal 1999 by the Named Officers and unexercised options held as of the end of such year by such individuals. No stock appreciation rights were exercised by the Named Officers during such fiscal year, and no stock appreciation rights were held by such individuals at the end of such fiscal year.

AGGREGATED OPTION EXERCISES IN FISCAL 1999
AND 1999 FISCAL YEAR-END OPTION VALUES

			No. of Securities Underlying Unexercised Options at FY-End(#)		Value of Unexercised In-the-Money Options at FY-End
	Shares Acquired on Exercise
Name		Value Realized(1)
			Exercisable	Unexercisable	Exercisable($)(2)	Unexercisable($)
Michael D. Casey	—	—	368,102	281,898	$282,132	$288,368
David G. Ludvigson	—	—	53,294	200,301	$115,597	$275,858
Richard D. Leavitt, M.D.	16,667	$66,151	100,139	99,759	$100,625	$172,782
Richard E. Jones, Ph.D.	—	—	80,252	77,299	$83,253	$82,373
Harry D. Pedersen	16,667	$66,151	61,038	105,629	$65,657	$208,245

(1)
Equal to the excess of the fair market value of the purchased shares at the time of the option exercise over the exercise price paid for those shares.

(2)
Determined by subtracting the exercise price from the market price of the Common Stock on December 31, 1999 of $4.75 per share, the Nasdaq National Market trading price at the close of business that same day.

Employment Contracts and Termination of Employment Arrangements

    The Company entered into a special change in control and severance agreement with Michael D. Casey on June 10, 1998 which replaces the severance arrangement previously provided under his August 25, 1997 employment agreement. Under the new agreement, Mr. Casey will be provided with the following severance benefits in the event his employment is terminated Without Cause: (i) 12 months of salary continuation payments, (ii) a cash sum equal to the bonus paid to him for the fiscal year immediately preceding the fiscal year of his termination, provided he makes himself available to render up to 10 hours of consulting services per month during the 12-month period following his termination date, and (iii) continued health coverage at the Company's cost for up to a 12-month period.

    Should Mr. Casey's employment be terminated Without Cause within 24 months following a Change in Control, then he will become entitled to the following severance benefits instead of those summarized above: (i) all of his outstanding options will vest and become immediately exercisable for all the shares subject to those options, and the options will remain so exercisable for up to a one-year period following his termination date, (ii) he will receive 24 months of salary continuation payments, (iii) an additional cash amount equal to two times his bonus for the fiscal year immediately preceding the fiscal year of his termination will be paid, provided he makes himself available to render up to 10 hours of consulting services per month during the 24 month period following his termination date, and (iii) the unpaid balance of the $500,000 loan which the Company extended him for the purchase of his principal residence will be forgiven.

    In 1998, the Company also entered into a special change in control and severance agreement with each of the other executive officers, including the other Named Officers. Under the new agreement, each executive officer will be entitled to six months of salary continuation payments following an Involuntary Termination (other than for Cause), provided the officer executes a general release of any claims he or she may have against the Company. However, if there is an Involuntary Termination of the officer's employment (other than for Cause) within 18 months following a Change in Control, then that officer will become entitled to the following severance benefits: (i) all of his or her outstanding options will vest and become immediately exercisable for all the shares subject to those options, and those options will remain so exercisable for up to a one-year period following his or her termination date and (ii) his or her salary continuation period will be extended from six months to 18 months.

    For purposes of these agreements, the following definitional provisions will be in effect:

  •
  "Change in Control":

       (i) a merger or consolidation in which securities possessing more than 50% of the total combined voting power of the Company's outstanding voting securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction;

      (ii) a sale, transfer or other disposition of all or substantially all of the assets of the Company in liquidation or dissolution of the Company;

      (iii) the acquisition of beneficial ownership, by any person or a group of related persons, of securities possessing 30% or more of the total combined voting power of the Company's outstanding voting securities pursuant to a third-party tender or exchange offer made to the Company's stockholders; or

      (iv) a change in the composition of the Board over a period of 36 consecutive months or less such that a majority of the Board ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (a) have been Board members continuously since the beginning of such period or (b) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (a) who were still in office at the time such election or nomination was approved by the Board.

  •
  "Involuntary Termination": a termination of employment with the Company that is

       (i) involuntarily upon the officer's dismissal; or

      (ii) voluntarily following: (a) a change in his or her position with the Company which materially reduces his or her duties and responsibilities or the level of management to which he or she reports; (b) a reduction of 10% or more in his or her level of compensation (including base salary, fringe benefits and target bonus); or (c) a change in his or her place of employment which is more than 50 miles from his place of employment immediately prior to the Change in Control, provided and only if such change or reduction is effected without his written concurrence.

  •
  "Termination for Cause": an Involuntary Termination effected by reason of the officer having engaged in fraud, acts of dishonesty or in any other illegal or intentional misconduct adversely affecting the business reputation of the Company in a material manner.

    For purposes of Mr. Casey's agreement, the term "Cause" means (i) misconduct, including embezzlement, theft, misuse of confidential information or any other illegal or improper act, (ii) conduct that constitutes a material breach of Company policy, if he fails to correct such conduct within 30 days after written notice from the Company; and (iii) any other unauthorized conduct that causes, or could potentially cause, material harm to the business or reputation of the Company, unless he correct such conduct within 30 days after written notice from the Company. In addition, Mr. Casey's employment will be deemed to have been terminated "Without Cause" if such termination occurs by reason of (i) the Company's termination of his employment for any reason other than Cause (ii) his resignation following a material reduction in his title, duties or responsibilities, a reduction in his base salary by more than five percent or the relocation if his principal place of employment by more than 40 miles.

Certain Relationships and Related Transactions

    The Company's Restated Certificate of Incorporation and Bylaws provide for indemnification of directors, officers and other agents of the Company. Each of the current directors, and certain officers and agents of the Company have entered into separate indemnification agreements with the Company.

    The Company retained Brobeck, Phleger & Harrison LLP through February 2000 as its principal outside legal counsel. J. Stephan Dolezalek, a director of the Company, was a partner of Brobeck, Phleger & Harrison LLP from 1989 to 1999.

Officer/Director Loans

    On August 13, 1999, the Company loaned Mr. David G. Ludvigson, Senior Vice President and Chief Financial Officer, the principal amount of $100,000 in connection with his purchase of a new principal residence (the "Property"). The loan is interest free and is secured by a second deed of trust on the Property. The loan has a four-year term and is subject to forgiveness in a series of four successive annual installments, as follows: $8,333 on April 13, 1999; $25,000 on January 1, 2000; $25,000 on January 1, 2001; $25,000 on January 1, 2002 and $16,667 on January 1, 2003, provided Mr. Ludvigson remains in the Company's employ.

    In December 1997, the Company loaned to Mr. Michael D. Casey, President and Chief Executive Officer and a Board member, the principal amount of $500,000 in connection with the purchase of his principal residence (the "Property"). The loan does not bear interest and is secured by a second deed of trust on the Property. The loan has a seven-year term and will be forgiven, at the rate of $100,000 per year, upon Mr. Casey's completion of each year of employment with the Company, beginning at the end of his third year of such employment. The loan agreement was amended in October 1999 to be forgiven in full upon receipt of marketing approval from the FDA for Intradose®.

    In November 1997, the Company loaned to Mr. Harry D. Pedersen, Vice President of Business Development, the principal amount of $100,000 in connection with the purchase of his principal residence (the "Property"). The loan has a maximum term of four years and will become due and payable in one lump sum at the end of that term. The loan is secured by a second deed of trust on the Property and is interest free so long as Mr. Pedersen continues in the Company's employ. In December 1998, the Board restructured the loan to provide for the forgiveness of that loan in a series of three successive annual installments, as follows: $50,000 on April 1, 1999; $25,000 on April 3, 2000; and $25,000 on April 2, 2001. Such loan forgiveness will cease upon cessation of Mr. Pedersen's employment by the Company, without any proration of forgiveness should employment cease prior to any of the forgiveness dates.

    In September 1997, the Company loaned to Mr. Edward E. Luck, a former Board member and former Chairman of the Board, the amount of $750,000. The loan was payable in 1998 and accrued interest at seven percent per annum until paid. In 1998, Mr. Luck repaid $346,000 and accrued interest. The remaining balance of $404,000 and accrued interest was repaid during 1999.

    The highest outstanding balances under the promissory notes delivered by the Company's executive officers and directors during the 1999 fiscal year were as follows: Mr. Casey, $500,000; Mr. Pedersen, $100,000, and Mr. Ludvigson, $100,000. The outstanding balance on each of these promissory notes as of March 20, 2000 was as follows: Mr. Casey, $500,000; Mr. Pedersen, $50,000; and Mr. Ludvigson, $66,667.

Shared Investment Program

    In June 1997, certain officers of the Company purchased shares of the Company's Common Stock pursuant to the Shared Investment Program under the 1988 Restricted Stock Option Plan by delivering full-recourse promissory notes in payment of the purchase price for those shares. Under the Shared

Investment Program, Messrs. Glynn and Pedersen and Dr. Leavitt each purchased 100,000 shares at $6.25 per share. Another executive officer, Ronald P. Lucas, purchased 10,000 shares at $6.25 per share. Each note bears interest at 6.69% per annum rate, compounded semi-annually, required under the federal tax laws to avoid the imputation of compensation income and has a maximum term of nine years. However, the note will become due and payable within six months if the participant's employment is terminated by the Company for any reason or the participant resigns from employment. Each note is secured by a pledge of the purchased shares with the Company.

    The shares of the Company's Common Stock purchased under the promissory notes are subject to the following shared investment arrangement.

  •
  If the participant remains in the Company's service until the first anniversary of the purchase date of his or her shares under the Program, then the Company will share any loss which the participant may incur upon the subsequent sale of those shares. The loss sharing arrangement will be as follows:

  •
  to the extent any shares are sold before the third anniversary of their purchase date, the participant will be responsible for 100% of the loss; and

  •
  to the extent any shares are sold on or after the third anniversary of their purchase date, the participant will be responsible for only 50% of the loss, and the Company will remit to the participant a cash payment equal to the remaining 50% of that loss.

    The Company will also be entitled under certain circumstances to share in the gain (if any) which the participant may realize upon the subsequent sale of the purchased shares. The gain sharing arrangement will be as follows:

  •
  to the extent any of the shares are sold on or before the second anniversary of their purchase date, the participant will only be entitled to receive 50% of the gain, and the remaining 50% of the gain will be paid over to the Company at the time of the sale;

  •
  to the extent any of the shares are sold after the second anniversary but on or before the third anniversary of their purchase date, the participant will only be entitled to receive 75% of the gain, and the remaining 25% of the gain will be paid over to the Company at the time of the sale; and

  •
  to the extent any of the shares are sold on or after the third anniversary of their purchase date, the participant will be entitled to receive 100% of the gain.

    Immediately prior to the consummation of a change in control of the Company (whether by merger, sale of all or substantially all of the Company's assets or sale of more than 50% of the outstanding voting securities), all restrictions on the sale of the purchased shares will lapse, and the Company will be responsible for 50% of any loss on the sale of the shares, and the participant will be entitled to 100% of any gain.

    The gain/loss sharing arrangement will be in effect only to the extent the shares are sold while there is an outstanding unpaid balance under the participant's note and the sale proceeds are applied to payment of that note.

    The highest outstanding balance on each of these promissory notes during the 1999 fiscal year was as follows: Mr. Glynn, $737,437; Dr. Leavitt, $737,437; and Mr. Pedersen, $737,437. The outstanding balance on each of the promissory notes as of March 20, 2000 was as follows: Mr. Glynn, $748,646; Dr. Leavitt, $748,646; and Mr. Pedersen, $748,646.

COMPLIANCE WITH SECTION 16(a) OF
THE SECURITIES EXCHANGE ACT OF 1934

    Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers, directors and beneficial owners of more than 10% of the outstanding Common Stock to file initial reports of ownership and reports of changes in ownership of such Common Stock with the United States Securities and Exchange Commission ("SEC"). Such officers, directors and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

    Based solely on its review of the copies of such forms furnished to the Company and written representations that no other reports were required, the Company believes that during the period from January 1, 1999 to December 31, 1999, all officers, directors and beneficial owners of more than 10% of the outstanding Common Stock complied with all Section 16(a) requirements.

STOCK OWNERSHIP OF MANAGEMENT AND
CERTAIN BENEFICIAL OWNERS

    The following table sets forth certain information known to the Company with respect to the beneficial ownership of the Common Stock as of February 29, 2000 by (i) all persons who are beneficial owners of five percent or more of the Company's Common Stock, (ii) each director and nominee for election to the Board at the Annual Meeting, (iii) the Named Officers in the Summary Compensation Table above and (iv) all current directors and executive officers as a group.

PRINCIPAL STOCKHOLDERS

Name and Address	Number of Shares	Percent of Total Shares Outstanding(1)(2)
Quaker Capital Management Corporation(3) 1500 Oliver Building Pittsburgh, Pennsylvania 15222-2312	2,998,500	13.04%
Dimensional Fund Advisors, Inc.(4) 1299 Ocean Avenue, 11th Floor Santa Monica, CA 90401	1,378,700	5.99%
Michael D. Casey(5)	473,378	2.02%
Richard D. Leavitt, M.D.(5)	277,654	1.20%
Harry D. Pedersen(5)	230,915	1.00%
Ronald P. Lucas	149,547	*
Richard E. Jones, Ph.D.(5)	131,670	*
James R. Glynn(5)	115,867	*
J. Stephan Dolezalek(6)	69,800	*
Julius L. Pericola(5)	38,668	*
Marvin E. Jaffe, M.D.(5)	26,667	*
Bradley G. Lorimier(5)	26,667	*
All current directors and executive officers as a group (12 persons)(7)	1,640,952	6.81%

*
Less than one percent.

(1)
Percentage of beneficial ownership is calculated assuming 22,999,361 shares of Common Stock were outstanding on February 29, 2000. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options or warrants currently exercisable or convertible, or exercisable or convertible with 60 days after February 29, 2000, are deemed outstanding for computing the percentage of the person holding such option or warrant but are not deemed outstanding for computing the percentage of any other person. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned.

(2)
This table is based upon information supplied to the Company by executive officers, directors and principal stockholders. The address of each officer and director identified in this table is that of the Company's executive offices, 34700 Campus Drive, Fremont, CA 94555. Unless otherwise indicated in the footnotes to this table and subject to applicable community property laws, each of the stockholders named in this table has sole voting and investment power with respect to the shares shown as beneficially owned by it or him.

(3)
Pursuant to a Schedule 13G dated February 14, 2000, and filed with the SEC, Quaker Capital Management Corporation has reported that as of December 31, 1999, it had sole voting and sole dispositive power over 1,511,900 shares and shared voting and shared dispositive power over 1,559,200 shares.

(4)
Pursuant to a Schedule 13G dated February 11, 2000 and filed with the SEC, Dimensional Fund Advisors Inc. has reported that as of December 31, 1999, it had sole voting power over 1,378,700 shares and sole dispositive power over all of these shares.

(5)
The amounts shown include shares which may be acquired currently or within 60 days after February 29, 2000, through the exercise of stock options, as follows: Mr. Casey, 436,809 shares; Dr. Leavitt, 118,532 shares; Mr. Glynn, 10,000 shares; Dr. Jones, 93,173 shares; Mr. Lucas, 114,892 shares; Mr. Ludvigson, 73,385 shares; Mr. Pedersen, 77,495 shares; Mr. Pericola, 38,668 shares; Mr. Jaffe, 26,667 shares and Mr. Lorimier, 26,667 shares.

(6)
Includes 67,000 shares subject to options and 2,800 shares held directly by Mr. Dolezalek. Mr. Dolezalek, a director of the Company since October 6, 1994, was also a Partner in the law firm of Brobeck, Phleger & Harrison LLP, the Company's legal counsel until December 1999.

(7)
Includes 1,083,288 shares subject to options.

    To the Company's knowledge, each beneficial owner of more than 10% of the Company's capital stock filed all reports and reported all transactions on a timely basis with the SEC, National Association of Securities Dealers, Inc. and the Company.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

    Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's 2001 Annual Meeting must be received by the Company no later than December 31, 2000 so they may be included in the proxy statement and form of proxy relating to that meeting.

    In addition, the proxy solicited by the Board of Directors for the 2001 Annual Meeting will confer discretionary authority to vote on any stockholder proposal presented at that meeting, unless the Company is provided with notice of such proposal no later than February 19, 2001.

ANNUAL REPORT

    A copy of the Annual Report of the Company for the fiscal year ended December 31, 1999 (the "Annual Report") is being mailed concurrently with this Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting. The Annual Report is not incorporated into this Proxy Statement and is not considered proxy soliciting material.

FORM 10-K

    A copy of the Company's Form 10-K, as filed with the Securities and Exchange Commission (the "Form 10-K") may be obtained, without charge, by writing to Investor Relations, Matrix Pharmaceutical, Inc., 34700 Campus Drive, Fremont, California 94555.

OTHER MATTERS

    The Company knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board may recommend. Discretionary authority with respect to such other matters is granted by the execution of the enclosed Proxy.

                      THE BOARD OF DIRECTORS

Dated: April 5, 2000

APPENDIX A

MATRIX PHARMACEUTICAL, INC.
PROXY
Annual Meeting of Stockholders, May 9, 2000

This Proxy is Solicited on Behalf of the Board of
Matrix Pharmaceutical, Inc.

    The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Stockholders to be held May 9, 2000 and the Proxy Statement and appoints Michael D. Casey and David G. Ludvigson and each of them, the Proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of Matrix Pharmaceutical, Inc. (the "Company") which the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the Annual Meeting of Stockholders of the Company to be held at the Company's headquarters, 34700 Campus Drive, Fremont, California 94555 on Tuesday, May 9, 2000 at 10:00 A.M. Pacific Daylight Time (the "Annual Meeting"), and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy shall be voted in the manner set forth on the reverse side.

Vote by Telephone		Vote by Internet
It's fast, convenient, and immediate! Call Toll-Free on a Touch-Tone Phone 1-877-PRX-VOTE (1-877-779-8683).		It's fast, convenient, and our vote is immediately confirmed and posted.
Follow these four easy steps:		Follow these four easy steps:
1.	Read the accompanying Proxy Statement/Prospectus and Proxy Card.	1.	Read the accompanying Proxy Statement/Prospectus and Proxy Card.
2.	Call the toll-free number 1-877-PRX-VOTE (1-877-779-8683).	2.	Go to the Website http://www.eproxyvote.com/mtx.
3.	Enter your 14 digit Voter Control Number located on your Proxy Card above your name.	3.	Enter your 14 digit Voter Control Number located on your Proxy Card above your name.
4.	Follow the recorded instructions.	4.	Follow the instructions provided.
Your vote is important! Call 1-877-PRX-VOTE anytime!		Your vote is important! Go to http://www.eproxyvote.com/mtx anytime!
Do not return your Proxy Card if you are voting by Telephone or Internet

    The Board of Directors recommends a vote FOR each of the directors listed below and a vote FOR each of the other proposals. This Proxy, when properly executed, will be voted as specified below. If no specification is made, this Proxy will be voted IN FAVOR OF the election of the directors listed below and IN FAVOR OF each of the other proposals.

1.
To elect the following directors to serve until the next annual meeting of stockholders and until their successors are elected and qualified:

	FOR	WITHHOLD AUTHORITY TO VOTE
Michael D. Casey
J. Stephan Dolezalek
James R. Glynn
Marvin E. Jaffe, M.D.
Bradley G. Lorimier
Julius L. Pericola
Stephen B. Howell, M.D.
2.	FOR	AGAINST	ABSTAIN	To approve an amendment to the Company's Certificate of Incorporation to increase the number of shares of Common Stock authorized for issuance thereunder by an additional 30,000,000 shares to a total of 60,000,000 shares of Common Stock.
3.	FOR	AGAINST	ABSTAIN
To approve an amendment to the Company's 1988 Restricted Stock Plan (the "Plan") to increase the number of shares of Common Stock authorized for issuance under the Plan by an additional 1,100,000 shares and extend the term of the Plan through December 31, 2005.
4.	FOR	AGAINST	ABSTAIN
To approve a series of amendments to the Company's 1991 Directors Stock Option Plan (the "Directors Plan"), that will effect the following changes: (i) reduce the number of shares of Common Stock subject to the automatic option grant made to an individual who first joins the Company's Board of Directors as a non-employee director from 40,000 to 20,000 shares; (ii) increase the number of shares subject to the automatic option grant made to an individual upon re-election to the Company's Board of Directors as a non-employee director from 3,000 to 10,000 shares; (iii) make both the initial and annual re-election options immediately vested and exercisable for all the option shares upon grant and (iv) extend the term of the Directors Plan through December 31, 2005.
5.	FOR	AGAINST	ABSTAIN	To ratify the Board of Director's selection of Ernst & Young LLP to serve as the Company's independent public accountants for the fiscal year ending December 31, 2000.
In accordance with the discretion of the proxyholders, to act upon all matters incident to the conduct of the meeting and upon other matters as may properly come before the meeting.
Please print the name(s) appearing on each share certificate(s) over which you have voting authority:
(Print name(s) on certificate)
Please sign your name:		Date:
(Authorized Signature(s)

Appendix B

AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
MATRIX PHARMACEUTICAL, INC.

a Delaware Corporation

Pursuant to the General Corporation Law
of the State of Delaware

    MATRIX PHARMACEUTICAL, INC., a corporation organized and existing under the General Corporation Law of the State of Delaware, does hereby certify:

    FIRST: The original Certificate of Incorporation of Matrix Pharmaceutical, Inc. was filed with the Secretary of State of the State of Delaware on December 16, 1991.

    SECOND: The Amended and Restated Certificate of Incorporation, as herein amended, and the Rights, Preferences and Restrictions of the Series B Junior Participating Preferred Stock of the Corporation are hereby restated and integrated into the single instrument which is hereinafter set forth, and which is entitled Amended and Restated Certificate of Incorporation of Matrix Pharmaceutical, Inc., without any further amendments other than the amendments herein certified and without any discrepancy between the provisions of the Amended and Restated Certificate of Incorporation, as herein amended, and the Rights, Preferences and Restrictions of the Series B Junior Participating Preferred Stock and the provisions of the said single instrument hereinafter set forth.

    THIRD: The amendment and the restatement of the Amended and Restated Certificate of Incorporation set forth herein has been duly adopted in accordance with the provisions of Sections 245, 242 and 211 of the General Corporation Law of the State of Delaware by the directors and stockholders of the Corporation.

    FOURTH: The text of the Corporation's Amended and Restated Certificate of Incorporation so adopted reads in full as set forth in Exhibit A attached hereto and is hereby incorporated herein by this reference.

    IN WITNESS WHEREOF, Matrix Pharmaceutical, Inc. has caused this Amended and Restated Certificate of Incorporation to be signed by the President this       day of May, 2000.

                      MATRIX PHARMACEUTICAL, INC.

                      By:

                         Michael D. Casey
                                               Chairman, President and Chief Executive Officer

EXHIBIT A

AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
MATRIX PHARMACEUTICAL, INC.

ARTICLE I

    The name of this corporation is Matrix Pharmaceutical, Inc.

ARTICLE II

    The address of the registered office of the corporation in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

ARTICLE III

    The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law.

ARTICLE IV

    A.  Classes of Stock.  The corporation is authorized to issue two classes of shares to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares which the corporation is authorized to issue is Sixty-One Million Nine Thousand One Hundred Twenty-Six (61,009,126) shares. Sixty Million (60,000,000) shares shall be Common Stock, par value $0.01 per share and One Million Nine Thousand One Hundred Twenty-Six (1,009,126) shares shall be Preferred Stock, par value $0.01 per share.

    B.  Rights, Preferences and Restrictions of Preferred.  The Preferred Stock authorized by this Certificate of Incorporation may be issued from time to time in series. The rights, preferences, privileges, and restrictions granted to and imposed on the Series B Junior Participating Preferred Stock, which series shall consist of One Hundred Fifty Thousand (150,000) shares, are as set forth in Annex A hereto, which is incorporated by reference and made a part hereof. The Board of Directors is hereby authorized to fix or alter the rights, preferences, privileges and restrictions granted to or imposed upon any series of Preferred Stock, and the number of shares constituting any such series and the designation thereof, or of any of them. Subject to compliance with applicable protective voting rights which have been or may be granted to the Preferred Stock or series thereof in Certificates of Designation or the corporation's Restated Certificate of Incorporation ("Protective Provisions"), but notwithstanding any other rights of the Preferred or any series thereof, the rights, privileges, preferences and restrictions of any such additional series may be subordinated to, pari passu with (including, without limitation, including in provisions with respect to liquidation and acquisition preferences, redemption and/or approval of matters by vote or written consent), or senior to any of those of any present or future class or series of Preferred Stock or Common Stock. Subject to compliance with applicable Protective Provisions, the Board of Directors is also authorized to increase or decrease the number of shares of any series prior or subsequent to the issue of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

    C.  Common Stock.

       (i) Dividend Rights.  Subject to the prior rights of holders of all classes of stock at the time outstanding having prior rights as to dividends, the holders of the Common shall be entitled to receive when and as declared by the Board of Directors, out of any assets of the corporation legally available therefor, such dividends as may be declared from time to time by the Board of Directors.

      (ii) Liquidation Rights.  Subject to the prior rights of holders of all classes of stock at the time outstanding having prior rights as to liquidation, upon the liquidation, dissolution or winding up of the corporation, the assets of the corporation shall be distributed to the holders of the Common Stock.

      (iii) Redemption.  The Common is not redeemable as a matter of right by any holder thereof.

      (iv) Voting Rights.  The holder of each share of Common shall have the right to one vote, and shall be entitled to notice of any stockholders' meeting in accordance with the Bylaws of the corporation, and shall be entitled to vote upon such matters and in such manner as may be provided by law.

ARTICLE V

    Except as otherwise provided in this Certificate of Incorporation, in furtherance and not in limitation of the powers conferred by statute, the board of directors is expressly authorized to make, repeal, alter, amend and rescind any or all of the bylaws of the corporation.

ARTICLE VI

    The number of directors of the corporation shall be fixed from time to time by, or in the manner provided in, the bylaws of the corporation or amendment thereof duly adopted by the board of directors or by the stockholders of the corporation.

ARTICLE VII

    Elections of directors need not be by written ballot unless the bylaws of the corporation shall so provide.

ARTICLE VIII

    Meetings of stockholders may be held within or without the State of Delaware, as the bylaws of the corporation may provide. The books of the corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the board of directors or in the bylaws of the corporation.

ARTICLE IX

    A director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation law, or (iv) for any transaction from which the director derived any improper personal benefit. If the Delaware General Corporation law is amended after approval by the stockholders of this Article IX to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation law as so amended.

    Any repeal or modification of the foregoing provisions of this Article IX by the stockholders of the corporation shall not adversely affect any right or protection of a director of the corporation existing at the time of such repeal or modification.

ARTICLE X

    To the fullest extent permitted by applicable law, this corporation is also authorized to provide indemnification of (and advancement of expenses to) such agents (and any other persons to which Delaware law permits this corporation to provide indemnification) through bylaw provisions, agreements with such agents or other persons, vote of stockholders or disinterested directors or otherwise, in excess of the indemnification and advancement otherwise permitted by Section 145 of the Delaware General Corporation Law, subject only to limits created by applicable Delaware law (statutory or non-statutory), with respect to actions for breach of duty to this corporation, its stockholders, and others.

    Any repeal or modification of any of the foregoing provisions of this Article XI shall not adversely affect any right or protection of a director, officer, agent or other person existing at the time of, or increase the liability of any director of this corporation with respect to any acts or omissions of such director, officer or agent occurring prior to such repeal or modification.

ARTICLE XI

    The corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

ANNEX A
APPENDIX B

RIGHTS, PREFERENCES AND RESTRICTIONS
OF THE
SERIES B JUNIOR PARTICIPATING PREFERRED STOCK

    The rights, preferences, restrictions and other matters relating to the Series B Junior Participating Preferred Stock shall be as follows:

    Section 1.  Designation and Amount.  The shares of such series shall be designated as "Series B Junior Participating Preferred Stock" (the "Series B Preferred Stock") and the number of shares constituting the Series B Preferred Stock shall be One Hundred Fifty Thousand (150,000). Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of Series B Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Series B Preferred Stock.

    Section 2.  Dividends and Distributions.

    (A) Subject to the rights of the holders of any shares of any series of Preferred Stock (or any similar stock) ranking prior and superior to the Series B Preferred Stock with respect to dividends, the holders of shares of Series B Preferred Stock, in preference to the holders of the Common Stock, par value $.01 per share (the "Common Stock"), of the Corporation, and of any other junior stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the first day of March, June, September and December in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series B Preferred Stock, in an amount per share (rounded to the nearest cent) equal to, subject to the provision for adjustment hereinafter set forth, 100 times the aggregate per share amount of all cash dividends, and 100 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series B Preferred Stock. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series B Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

    (B) The Corporation shall declare a dividend or distribution on the Series B Preferred Stock as provided in paragraph (A) of this Section immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock).

B-A-1

    (C) Dividends shall begin to accrue and be cumulative on outstanding shares of Series B Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series B Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series B Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series B Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof.

    Section 3.  Voting Rights.  The holders of shares of Series B Preferred Stock shall have the following voting rights:

    (A) Subject to the provision for adjustment hereinafter set forth, each share of Series B Preferred Stock shall entitle the holder thereof to 100 votes on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series B Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

    (B) Except as otherwise provided herein, in any other Certificate of Designations creating a series of Preferred Stock or any similar stock, or by law, the holders of shares of Series B Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

    (C) Except as set forth herein, or as otherwise provided by law, holders of Series B Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

    Section 4.  Certain Restrictions.

    (A) Whenever quarterly dividends or other dividends or distributions payable on the Series B Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series B Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

       (i) declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series B Preferred Stock;

      (ii) declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series B

B-A-2

  Preferred Stock, except dividends paid ratably on the Series B Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

      (iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series B Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series B Preferred Stock; or

      (iv) redeem or purchase or otherwise acquire for consideration any shares of Series B Preferred Stock, or any shares of stock ranking on a parity with the Series B Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

    (B) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

    Section 5.  Reacquired Shares.  Any shares of Series B Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein, in the Certificate of Incorporation, or in any other Certificate of Designations creating a series of Preferred Stock or any similar stock or as otherwise required by law.

    Section 6.  Liquidation, Dissolution or Winding Up.  Upon any liquidation, dissolution or winding up of the Corporation, no distribution shall be made (1) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series B Preferred Stock unless, prior thereto, the holders of shares of Series B Preferred Stock shall have received $100 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, provided that the holders of shares of Series B Preferred Stock shall be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount to be distributed per share to holders of shares of Common Stock, or (2) to the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series B Preferred Stock, except distributions made ratably on the Series B Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Series B Preferred Stock were entitled immediately prior to such event under the proviso in clause (1) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the

B-A-3

denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

    Section 7.  Consolidation, Merger, etc.  In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series B Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series B Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

    Section 8.  No Redemption.  The shares of Series B Preferred Stock shall not be redeemable.

    Section 9.  Rank.  The Series B Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets, junior to all series of any other class of the Corporation's Preferred Stock.

    Section 10.  Amendment.  The Certificate of Incorporation of the Corporation shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series B Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least a majority of the outstanding shares of Series B Preferred Stock, voting together as a single class.

B-A-4

APPENDIX C

MATRIX PHARMACEUTICAL, INC.

1988 RESTRICTED STOCK PLAN

AS AMENDED AND RESTATED THROUGH FEBRUARY 1, 2000

MATRIX PHARMACEUTICAL, INC.
1988 RESTRICTED STOCK PLAN
(As Amended and Restated Through February 1, 2000)

ARTICLE I
GENERAL

     1. PURPOSE OF THE PLAN

    (a) This 1988 Restricted Stock Plan (the "Plan") is intended to promote the interests of Matrix Pharmaceutical, Inc., a Delaware corporation (the "Corporation"), by providing incentives to eligible individuals to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation and to remain in the employ or service of the Corporation (or its parent or subsidiary corporations).

    (b) For purposes of the Plan, the following provisions shall be applicable in determining the parent and subsidiary corporations of the Corporation:

       (i) Any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation shall be considered to be a parent corporation of the Corporation, provided each such corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

      (ii) Each corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation shall be considered to be a subsidiary of the Corporation, provided each such corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

2. STRUCTURE OF THE PLAN

    The Plan shall be divided into two separate components: the Option Grant Program specified in Article II and the Stock Issuance Program specified in Article III. Under the Option Grant Program, eligible individuals may be granted options to purchase shares of the Corporation's Common Stock at a discount of up to 15% of the fair market value of such shares on the grant date.

    The Stock Issuance Program will allow eligible individuals to purchase shares of the Corporation's Common Stock at discounts from the fair market value of such shares of up to 15%. Such shares may be issued as fully-vested shares or as shares to vest over time. Issuances may be effected either through direct purchases or through the exercise of intervening option grants.

    Unless the context clearly indicates otherwise, the provisions of Articles I and IV of the Plan shall apply to both the Option Grant Program and the Stock Issuance Program and shall accordingly govern the interests of all individuals in the Plan.

3. ADMINISTRATION OF THE PLAN

    (a) The Plan shall be administered by a committee ("Committee") of two (2) or more members of the Corporation's Board of Directors appointed by the Board. Members of the Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time.

    (b) The Committee as Plan Administrator shall have full power and authority (subject to the express provisions of the Plan) to establish such rules and regulations as it may deem appropriate for the proper administration of the Plan and to make such determinations under the Plan and any outstanding option grants or share issuances as it may deem necessary or advisable. Decisions of the Plan Administrator shall be final and binding on all parties with an interest in the Plan.

    (c) Service on the Committee shall constitute service as a Board member, and members of the Committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on the Committee. No member of the Committee shall be liable for any act or omission made in good faith with respect to the Plan or any option granted under the Plan.

4. OPTION GRANTS AND SHARE ISSUANCES

    (a) The persons eligible to receive share issuances under the Stock Issuance Program ("Participant") and/or option grants pursuant to the Option Grant Program ("Optionee") are as follows:

       (i) key employees (including officers) of the Corporation (or its parent or subsidiary corporations) who render services which contribute to the success and growth of the Corporation (or its parent or subsidiary corporations) or which may reasonably be anticipated to contribute to the future success and growth of the Corporation (or its parent or subsidiary corporations);

      (ii) non-employee members of the Board or the board of directors of any parent or subsidiary corporation); and

      (iii) those consultants or independent contractors who provide valuable services to the Corporation (or its parent or subsidiary corporations).

    (b) Non-employee members of the Board shall also be eligible to receive automatic option grants pursuant to the provisions of the Corporation's 1991 Director Stock Option Plan.

    (c) The Plan Administrator shall have full authority to determine, (1) with respect to the option grants made under the Plan, the number of shares to be covered by each grant, the time or times at which each granted option is to become exercisable, the option price, and the maximum term for which the option may remain outstanding and (II) with respect to share issuances under the Stock Issuance Program, the number of shares to be issued to each Participant, the vesting schedule (if any) to be applicable to the issued shares, and the purchase price to be paid by the individual for such shares.

    (d) The Plan Administrator shall have the absolute discretion to grant options in accordance with Article II of the Plan and/or to effect share issuances in accordance with Article III of the Plan.

5. STOCK SUBJECT TO THE PLAN

    (a) The stock issuable under the Plan shall be shares of the Corporation's authorized but unissued or reacquired common stock ("Common Stock"). The maximum number of shares issuable over the term of the Plan shall not exceed 6,130,953 shares(1), subject to adjustment as provided in Section 5(c). Should an outstanding option under the Plan expire or terminate for any reason prior to exercise in full, the shares subject to the portion of the option not so exercised will be available for subsequent option grants and share issuances under the Plan. Any unvested shares issued under the Plan and subsequently repurchased by the Corporation, at the option exercise or direct issue price paid per

(1)
Adjusted to reflect (i) the 2.1-for-1 reverse stock split of the outstanding Common Stock effected in January 1992, (ii) the 850,000-share increase authorized for issuance under the Plan approved by the Board on December 14, 1995 and approved by the stockholders at the 1996 Annual Meeting (iii) an additional share increase of 2,000,000 shares authorized by the Board on March 19, 1997 and approved by the stockholders at the 1997 Annual Meeting, (iv) an additional increase of 400,000 shares authorized by the Board on March 2, 1999 and approved by the stockholders at the 1999 Annual Meeting, (v) an additional increase of 1,100,000 shares authorized by the Board on February 1, 2000, subject to stockholder approval at the 2000 Annual Meeting, and (vi) 238,095 shares of Common Stock previously issued under the Plan and subsequently cancelled upon repurchase by the Corporation.

  share, pursuant to the Corporation's repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants or direct stock issuances under the Plan. However, the shares subject to any option (or portion of an option) surrendered or cancelled in accordance with Section 3 of Article II of the Plan shall not be available for subsequent option grants or share issuances under the Plan.

    (b) In no event may any one individual participating in the Plan be granted stock options, separately exercisable stock appreciation rights and direct stock issuances for more than 2,000,000 shares of Common Stock(2) in the aggregate over the remaining term of the Plan, subject to adjustment from time to time in accordance with paragraph 5(c) of this Article 1. For purposes of such limitation, no stock options, stock appreciation rights or direct stock issuances granted prior to January 1, 1994 shall be taken into account.

    (c) If any change is made to the Common Stock issuable under the Plan by reason of any stock dividend, stock split, combination of shares, recapitalization or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, then appropriate adjustments will be made to (i) the number and/or class of shares issuable under the Plan, (ii) the maximum number and/or class of shares for which stock options, separately exercisable stock appreciation rights and direct stock issuances may be granted to any one participant in the aggregate after December 31, 1993, and (iii) the number and/or class of shares and the option price per share in effect under each outstanding option in order to prevent the dilution or enlargement of rights and benefits under such options. The adjustments determined by the Plan Administrator will be final, binding and conclusive.

    (d) Common Stock issuable under the Plan, whether under the Option Grant Program or the Stock Issuance Program, may be subject to such restrictions on transfer, repurchase rights or other restrictions as are determined by the Plan Administrator.

ARTICLE II
OPTION GRANT PROGRAM

1. TERMS AND CONDITIONS OF OPTIONS

    Options granted pursuant to the Plan shall be authorized by action of the Plan Administrator and may, at the Plan Administrator's discretion, be either incentive stock options qualified under Internal Revenue Code Section 422 ("Incentive Options") or nonstatutory options ("Non-Statutory Options") which do not so qualify. Individuals who are not employees of the Corporation or its parent or subsidiary corporations may only be granted non-statutory options. Each granted option shall be evidenced by one or more instruments in the form approved by the Plan Administrator; provided, however, that each such instrument shall comply with the terms and conditions specified below. Each instrument evidencing an Incentive Option shall, in addition, be subject to the applicable provisions of Section 2 of this Article II.

    (a)  Option Price.

      (1) The option price per share shall be fixed by the Plan Administrator, but in no event shall the option price per share be less than eighty-five percent (85%) of the fair market value of a share of Common Stock on the date of the option grant.

(2)
The increase to this limitation from 750,000 shares to 2,000,000 shares was authorized by the Board on March 2, 1999 and approved by the stockholders at the 1999 Annual Meeting.

      (2) The option price will become immediately due upon exercise of the option and, subject to the provisions of Article IV, Section 1 and the instrument evidencing the grant, will be payable in one of the following alternative forms:

        (A) full payment in cash or check payable to the Corporation; or

        (B) full payment in shares of Common Stock held by the Optionee for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at fair market value on the Exercise Date (as such term is defined below); or

        (C) full payment in a combination of shares of Common Stock held by the Optionee for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at fair market value on the Exercise Date and cash or check payable to the Corporation; or

        (D) full payment through a broker-dealer sale and remittance procedure pursuant to which the Optionee (I) shall provide irrevocable instructions to a designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate option price payable for the purchased shares plus all applicable Federal and State income and employment taxes required to be withheld by the Corporation in connection with such purchase and (II) shall provide directives to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

      For purposes of this subsection (a)(2), the Exercise Date shall be the date on which written notice of the option exercise is delivered to the Corporation. Except to the extent the sale and remittance procedure is utilized in connection with the exercise of the option, payment of the option price for the purchased shares must accompany such notice.

      (3) For purposes of subsection (a)(1) above (and for all other valuation purposes under the Plan), the fair market value of a share of Common Stock on any relevant date under the Plan will be determined in accordance with the following provisions:

        (A) If the Common Stock is not at the time listed or admitted to trading on any stock exchange but is traded on the Nasdaq National Market System, the fair market value will be the closing selling price of one share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market and published in The Wall Street Journal. If there is no reported closing selling price for the Common Stock on the date in question, then the closing selling price on the last preceding date for which such quotation exists shall be determinative of fair market value.

        (B) If the Common Stock is at the time listed or admitted to trading on any stock exchange, then the fair market value will be the closing selling price of one share of Common Stock on the date in question on the stock exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted on such exchange and published in The Wall Street Journal. If there is no reported sale of Common Stock on such exchange on the date in question, then the fair market value will be the closing selling price on the exchange on the last preceding date for which such quotation exists.

    (b)  Term and Exercise of Options.  Each option granted under the Plan will be exercisable at such time or times and during such period as is determined by the Plan Administrator and set forth in the stock option agreement evidencing such grant. However, no option granted under this Plan will have a term in excess of ten (10) years measured from the grant date.

    (c)  Limited Transferability of Options.  During the lifetime of the Optionee, Incentive Options shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee's death. However, Non-Statutory Options may, in connection with the Optionee's estate plan, be assigned in whole or in part during the Optionee's lifetime to one or more members of the Optionee's immediate family or to a trust established exclusively for one or more such family members. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

    (d)  Effect of Termination of Service.

      (1) Should an Optionee cease to remain in Service for any reason (including death or permanent disability as defined in Section 22(e)(3) of the Internal Revenue Code) while the holder of one or more outstanding options under the Plan, then such option or options shall in no event remain exercisable for more than a twelve (12) month period (or such shorter period as is determined by the Plan Administrator and set forth in the option agreement) following the date of such cessation of Service (and under no circumstances shall any such option be exercisable after the specified expiration date of the option term). Each such option shall, during such twelve (12) month or shorter period, be exercisable only to the extent of the number of shares (if any) for which the option is exercisable on the date of such cessation of Service. Upon the expiration of such twelve (12) month or shorter period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be exercisable.

      (2) Any option granted to an Optionee under the Plan and exercisable in whole or in part on the date of the Optionee's death may be subsequently exercised, but only to the extent of the number of shares (if any) for which the option is exercisable on the date of the Optionee's cessation of Service (less any shares subsequently purchased by the Optionee thereunder prior to death), by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution, provided and only if such exercise occurs prior to the earlier of the first anniversary of the date of the Optionee's death or (ii) the specified expiration date of the option term. Upon the occurrence of the earlier event, the option shall terminate and cease to be exercisable.

      (3) The Plan Administrator shall have complete discretion, exercisable either at the time the option is granted or at any time the option remains outstanding, to permit one or more options granted under this Article II to be exercised, during the applicable exercise period under subparagraph (1) or (2) above, not only for the number of shares for which each such option is exercisable at the time of the optionee's cessation of Service but also for one or more subsequent installments of purchasable shares for which the option would otherwise have become exercisable had such cessation of Service not occurred.

      (4) For purposes of the foregoing provisions of this Section l(d), an Optionee shall be deemed to remain in Service for so long as such individual renders services to the Corporation or any parent or subsidiary corporation on a periodic basis in the capacity of an Employee, a non-employee Board member or an independent consultant or advisor. The Optionee shall be deemed to be an Employee of the Corporation for so long as the Optionee remains in the employ of the Corporation or one or more of its parent or subsidiary corporations, subject to the control and direction of the employer entity not only as to the work to be performed but also as to the manner and method of performance.

    (e)  Stockholder Rights.  An Optionee shall have none of the rights of a stockholder with respect to any shares covered by the option until such Optionee has exercised the option, paid the option price for the purchased shares and been issued a stock certificate for the purchased shares.

    (f)  Repurchase Rights.  The shares of Common Stock acquired upon the exercise of options granted under the Plan may be subject to one or more repurchase rights of the Corporation in accordance with the following provisions:

      (1) The Plan Administrator may in its discretion subject one or more shares of Common Stock issued under this Article II to repurchase by the Corporation. Any such repurchase right shall be exercisable by the Corporation, at the option price paid per share, for any or all unvested shares of Common Stock held by the Optionee under this Article II at the time of his or her cessation of Service. The specific terms and conditions upon which such repurchase right shall be so exercisable by the Corporation, including the establishment of the appropriate vesting schedule and other provision for the expiration of such right in one or more installments over the optionee's period of Service, shall be determined by the Plan Administrator and set forth in the instrument evidencing such right.

      (2) All of the Corporation's outstanding repurchase rights shall automatically terminate, and all shares subject to such terminated rights shall immediately vest in full, upon the occurrence of any Corporate Transaction under Section 4 of this Article II, except to the extent: (i) any such repurchase right is, in connection with such Corporate Transaction, to be assigned to the successor corporation (or parent thereof) or (ii) such termination is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is granted.

      (3) The Plan Administrator shall have the discretionary authority, exercisable either before or after the optionee's cessation of Service, to cancel the Company's outstanding repurchase rights with respect to one or more shares purchased or purchasable by the optionee under this Article II and thereby accelerate the vesting of such shares in connection with the optionee's cessation of Service.

2. INCENTIVE OPTIONS

    The terms and conditions specified below shall be applicable to all Incentive Options granted under the Plan. Incentive Options may only be granted to individuals who are Employees of the Corporation. Options which are specifically designated as Non-Statutory Options when issued under the Plan shall not be subject to such terms and conditions.

    (a)  Option Price.  The option price per share of the Common Stock subject to an Incentive Option shall in no event be less than one hundred percent (100%) of the fair market value of a share of Common Stock on the date of grant.

    (b)  Dollar Limitation.  The aggregate fair market value (determined as of the respective date or dates of grant) of the Common Stock for which one or more options granted to any Employee under this Plan (or any other option plan of the Corporation or its parent or subsidiary corporations) may for the first time become exercisable as Incentive Options during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as incentive stock options under the Federal tax laws shall be applied on the basis of the order in which such options were granted.

    (c)  10% Stockholder.  If any individual to whom an Incentive Option is granted is at the time of such grant the owner of stock (as determined under Section 424(d) of the Internal Revenue Code) possessing 10% or more of the total combined voting power of all outstanding classes of stock of the Corporation or any parent or subsidiary corporation, then the option price per share shall not be less than one hundred and ten percent (110%) of the fair market value per share of the Common Stock on the grant date, and the option term shall not exceed five (5) years, measured from the grant date.

    Except as modified by the preceding provisions of this Section 2, all the provisions of the Plan shall be applicable to the Incentive Options granted hereunder.

3. STOCK APPRECIATION RIGHTS

    (a) One or more Optionee may, upon such terms and conditions as the Plan Administrator may establish at the time of the option grant or at any time thereafter, be granted the right to surrender all or part of an unexercised option in exchange for a distribution equal in amount to the excess of (i) the fair. market value (on the surrender date) of the number of shares in which the Optionee is at the time vested under the surrendered option or portion thereof over (ii) the aggregate option price payable for such vested shares. No surrender of an option, however, shall be effective unless it is approved by the Plan Administrator. If the surrender is so approved, then the distribution to which the option holder shall accordingly become entitled under this subsection 3(a) may be made in shares of Common Stock valued at fair market value at date of surrender, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

    (b) If the surrender of an option is rejected by the Plan Administrator, then the option holder shall retain whatever rights the option holder had under the surrendered option (or surrendered portion thereof) on the surrender date and may exercise such rights at any time prior to the later of (i) the expiration of the 5 business-day period following receipt by the option holder of the rejection notice or (ii) the last day on which the option is otherwise exercisable in accordance with the terms of the instrument evidencing such option, but in no event may such rights be exercised at any time after ten (10) years following the date of the option grant.

    (c) Notwithstanding the foregoing provisions of this Section 3, one or more officers of the Corporation subject to the short-swing profit restrictions of the Federal securities laws may, in the Plan Administrator's sole discretion, be granted limited stock appreciation rights in tandem with their outstanding options under this Article II. Each outstanding option with such a limited stock appreciation right shall automatically be cancelled, to the extent exercisable for vested shares of Common Stock, upon the occurrence of a Hostile Take-Over, and the Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the fair market value (on the cancellation date) of the number of shares in which the Optionee is at the time vested under the cancelled option or cancelled portion over (ii) the aggregate option price payable for such vested shares. Such cash distribution shall be made within five (5) days following the consummation of the Hostile Take-Over. The Plan Administrator shall pre-approve, at the time the limited stock appreciation right is granted, the subsequent exercise of that right in accordance with the terms of the grant and the provisions of this subsection 3(c). No additional approval of the Plan Administrator or the Board shall be required at the time of the actual option surrender and cash distribution. The balance (if any) of each such option shall continue in full force and effect in accordance with the terms and conditions of the instrument evidencing such grant.

    (d) For purposes of Section 3(c) above, a Hostile Take-Over shall be deemed to occur in the event any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) acquires ownership of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept.

    (e) The shares of Common Stock subject to any option surrendered or cancelled for an appreciation distribution pursuant to this Section V shall not be available for subsequent option grants or share issuances under the Plan.

4. CORPORATE TRANSACTION

    (a) In the event of one or more of the following stockholder-approved transactions ("Corporate Transaction"):

       (i) a merger or acquisition in which the Corporation is not the surviving entity, except for a transaction the principal purpose of which is to change the State of incorporation;

      (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Corporation in liquidation or dissolution of the Corporation; or

      (iii) any reverse merger in which the Corporation is acquired but continues in existence as a separate entity,

    each outstanding option under the Plan shall automatically accelerate so that each such option shall, immediately prior to the specified effective date for such Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares. However, an outstanding option shall not so accelerate if and to the extent: (i) such option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation or parent thereof or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation or parent thereof or (ii) the acceleration of such option is subject to other applicable limitations imposed by the Plan Administrator in the relevant option agreement. The determination of comparability under clause (i) or clause (ii) above shall be made by the Plan Administrator, and its determination shall be final and conclusive.

    (b) Upon the consummation of the Corporate Transaction, all outstanding options under the Plan shall immediately terminate and cease to be exercisable, except to the extent assumed by the successor corporation or parent thereof.

    (c) The exercisability as incentive stock options under the Federal tax laws of any options accelerated in connection with the Corporate Transaction shall remain subject to the applicable dollar limitation of Section 2(b).

    (d) If the outstanding options under the Plan are assumed by the successor corporation (or parent thereof) in the Corporate Transaction or are otherwise to continue in effect following such Corporate Transaction, then each such assumed or continuing option shall, immediately after such Corporate Transaction, be appropriately adjusted to apply and pertain to the number and class of securities or other property which would have been issued to the option holder, in consummation of the Corporate Transaction, had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the option price payable per share, provided the aggregate option price payable for such securities or other property shall remain the same. In addition, the number and class of securities or other property available for issuance under the Plan following the consummation of such Corporate Transaction shall be appropriately adjusted. To the extent the actual holders of the Corporation's outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Corporate Transaction, the successor corporation may, in connection with the assumption of the outstanding options under this Plan, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Corporate Transaction.

    (e) The grant of options under this Plan shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

5. CANCELLATION AND NEW GRANT OF OPTIONS

    The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected Optionees, the cancellation of any or all outstanding options under the Plan and to grant in substitution therefor new options under the Plan covering the same or different numbers of shares of Common Stock but having an option price per share not less than (i) eighty-five percent (85%) of the fair market value of the Common Stock on such grant date or (ii) one hundred percent (100%) of such fair market value in the case of an Incentive Option.

6. EXTENSION OF EXERCISE PERIOD

    The Plan Administrator shall have full power and authority, exercisable in its sole discretion, to extend, either at the time the option is granted or at any time while the option remains outstanding, the period of time for which the option is to remain exercisable following the Optionee's cessation of Service from the twelve (12) month or shorter period set forth in the option agreement to such greater period of time as the Plan Administrator shall deem appropriate; provided, however, that in no event shall such option be exercisable at any time after the specified expiration date of the option term.

ARTICLE III
STOCK ISSUANCE PROGRAM

1. TERMS AND CONDITIONS OF STOCK ISSUANCES

    Shares may be issued under the Stock Issuance Program either through direct and immediate purchases without any intervening option grant under the Option Grant Program or upon the subsequent exercise of outstanding options under the Option Grant Program. The issued shares will be evidenced by a Restricted Stock Purchase Agreement ("Purchase Agreement") that complies with each of the terms and conditions of this Article

    (a)  Share Price.

      (1) The purchase price per share will be fixed by the Plan Administrator, but in no event will it be less than eighty-five percent (85%) of the fair market value of the shares at the time of issuance. Such fair market value shall be determined in accordance with Article II, Section (1)(a)(3).

      (2) Shares shall be issued under this Article Ill for such consideration as the Plan Administrator shall from time to time determine, provided that in no event shall shares be issued for consideration other than:

        (A) cash or check payable to the Corporation; or

        (B) promissory note payable to the Corporation's order, which may be subject to cancellation by the Corporation in whole or in part upon such terms and conditions as the Plan Administrator shall specify.

    (b)  Vesting Schedule.

      (1) The interest of a Participant in the shares of Common Stock issued to him or her under this Article III may, in the absolute discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments in accordance with the vesting provisions of subsection (b)(4). Except as otherwise provided in subsection (b)(2), the Participant may not transfer any of the Common Stock in which he or she does not have a vested interest; accordingly, all unvested shares issued to the Participant under this Article III of the Plan shall bear the restrictive legend specified in subsection (c)(1), until such legend is removed in accordance with subsection (c)(2). The Participant, however, shall have all the rights of a stockholder with respect to the issued shares of Common Stock, whether or not such shares are vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends or other distributions paid or made with respect to such shares. Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the holder of unvested Common Stock may have the right to receive by reason of a stock dividend, stock split, stock combination, recapitalization or similar transaction affecting the Corporation's outstanding securities without receipt of consideration, or in the event of the conversion of the Corporation's outstanding Common Stock into cash or other shares or securities of the Corporation or any other corporation as a result of a merger, consolidation, liquidation or other reorganization involving the Corporation shall be issued to such holder, subject to (i) the same vesting requirements under subsection (b)(4) applicable to his or her unvested Common Stock and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

      (2) As used in this Article III, the term "transfer" shall include (without limitation) any sale, pledge, encumbrance, gift or other disposition of any unvested shares acquired under the Stock Issuance Program. However, the Participant shall have the right to make a gift of one or more of such unvested shares to his or her spouse, parents or children or to a trust established for such spouse, parents or children, provided the donee of such shares delivers to the Corporation a written agreement to be bound by all the provisions of the Plan and other instruments executed by the Participant to evidence his or her prior acquisition of such shares. Any gift made in accordance with the foregoing limitations shall not trigger the exercise of the Corporation's repurchase rights under subsection (b)(3).

      (3) In the event a Participant should, while his or her interest in the acquired shares remains unvested, (i) attempt to transfer (other than by way of a permissible gift under subsection (b)(2)) any of the unvested shares or any interest therein or (ii) cease to remain in Service (as defined in Section l(c)(4) of Article II) for any reason whatsoever, then the Corporation shall have the right to repurchase the unvested shares at the original purchase price paid by the Participant and the Participant shall thereafter have no further stockholder rights with respect to the repurchased shares.

      (4) Any shares of Common Stock issued under the Stock Issuance Program which are not vested at the time of such issuance shall vest in one or more installments thereafter. The elements of the vesting schedule, namely the number of installments in which the shares are to vest, the interval or intervals (if any) which are to lapse between installments and the effect which death, disability or other event designated by the Plan Administrator is to have upon the vesting schedule, shall be determined by the Plan Administrator and shall be specified in the Purchase Agreement executed by the Corporation and the Participant at the time of issuance of the unvested shares.

      (5) The Plan Administrator may in its discretion elect not to exercise, in whole or in part, its repurchase rights with respect to any unvested Common Stock or other assets which would otherwise at the time be subject to repurchase pursuant to the provisions of subsection (b)(3). Such an election may be made at any time the repurchase right is outstanding and shall result in the immediate vesting of the Participant's interest in the shares of Common Stock as to which the election applies.

    (c)  Stock Legends.

      (1) Each certificate representing unvested shares of Common Stock (or other securities) issued under the Plan shall bear a restrictive legend substantially as follows:

      "The securities represented by this certificate are unvested and subject to repurchase by the Corporation pursuant to the provisions of the Restricted Stock Purchase Agreement between the Corporation and the registered holder of the securities (or his predecessor in interest). Such agreement grants certain repurchase rights to the Corporation in the event the registered holder (or his predecessor in interest) terminates his employment or service with the Corporation prior to vesting in the securities. A copy of such agreement is on file at the principal office of the Corporation."

      (2) As the interest of the Participant vests with respect to any stock certificate representing shares acquired under the Stock Issuance Program, the Corporation shall, upon the Participant's delivery of such certificate during the period or periods designated each year by the Plan Administrator, issue a new certificate for the vested shares without the restrictive legend of subsection (c)(1) and a second certificate for the balance of the shares with such legend. If the Participant's shares are held in escrow at the time of vesting, then the stock certificates for the vested shares shall be released from escrow (without the restrictive legend of subsection (c)(1)) and delivered to the Participant during the period or periods designated by the Plan Administrator at least semi-annually for such purpose and promptly upon Participant's cessation of Service. If the Corporation repurchases any unvested shares of the Participant pursuant to the provisions of subsection (b)(3), the Corporation shall at the time the repurchase is effected deliver a new certificate, without the restrictive legend of subsection (c)(1), representing the number of shares (if any) in which the Participant is vested and which are accordingly no longer subject to repurchase by the Corporation pursuant to the provisions of subsection (b)(3).

2. CORPORATE TRANSACTION

    All of the Corporation's outstanding repurchase rights under this Article III shall automatically terminate, and all shares of Common Stock subject to such repurchase rights shall immediately vest in full, upon the occurrence of a Corporate Transaction, except to the extent: (i) the Corporation's outstanding repurchase rights are to be assigned to the successor corporation (or parent thereof) in connection with the Corporate Transaction or (ii) the termination of such repurchase rights and the acceleration of vesting are precluded by other limitations imposed by the Plan Administrator under the terms of the applicable Purchase Agreements.

ARTICLE IV
MISCELLANEOUS

1. LOANS OR INSTALLMENT PAYMENTS

    (a) The Plan Administrator may, in its discretion, assist any Optionee or Participant (including an Optionee or Participant who is an officer of the Corporation) in the exercise of one or more options granted to such Optionee under the Article II Option Grant Program or the purchase of one or more shares issued to such Participant under the Article III Stock Issuance Program by (i) authorizing the extension of a loan from the Corporation to such Optionee or Participant or (ii) permitting the Optionee or Participant to pay the option price or purchase price for the purchased Common Stock in installments over a period of years. The terms of any such loan or installment method of payment (including the interest rate and terms of repayment) shall be upon such terms as the Plan Administrator shall specify in the stock option agreement or restricted stock purchase agreement. Such loans and installment payments may be made or permitted with or without security or collateral. However, the maximum credit available to the Optionee or Participant may not exceed the sum of (i) the aggregate option price or purchase price payable for the purchased shares (less the par value) plus (ii) any federal and state income and employment tax liability incurred by the Optionee or Participant in connection with such exercise or purchase.

    (b) The Plan Administrator may, in its absolute discretion, determine that one or more loans extended under subsection (a) above shall be subject to forgiveness by the Corporation in whole or in part upon such terms and conditions as the Plan Administrator in its discretion deems appropriate.

2. AMENDMENT OF THE PLAN AND AWARDS

    (a) The Board has the power and authority to amend or modify the Plan in any or all respects whatsoever; provided, however, that no such amendment or modification may adversely affect the rights and obligations of the option holders with respect to their outstanding options under the Plan, nor adversely affect the rights of any Participant with respect to any unvested shares of Common Stock issued under the Plan prior to such Board action, unless the Optionee or Participant consents to such amendment. In addition, certain amendments may require stockholder approval pursuant to applicable laws or regulations.

    (b) (i) Options to purchase shares of Common Stock may be granted under the Option Grant Program and (ii) shares of Common Stock may be issued under the Stock Issuance Program, which are in excess of the number of shares then available for issuance under the Plan, provided (A) an amendment to increase the maximum number of shares issuable under the Plan is adopted by the Board prior to the initial grant of any such option or the issuance of any such shares and is thereafter submitted to the Corporation's shareholders for approval and (B) any excess shares actually issued under the Option Grant Program or the Stock Issuance Program are held in escrow until such stockholder approval is obtained. If such stockholder approval is not obtained within twelve (12) months from the date the share increase amendment is adopted by the Board, then (i) any unexercised options granted on the basis of such increase shall terminate and cease to be exercisable and (ii) the Corporation shall promptly refund to the Participants the purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the interest rate necessary to avoid the imputation of interest income under the Federal tax laws) for the period the shares were held in escrow.

3. EFFECTIVE DATE AND TERM OF PLAN

    (a) The Plan was initially adopted by the Board on September 2, 1988 and approved by the Corporation's stockholders on February 28, 1989. On May 30, 1991, the Board approved a 523,809-share increase(3) in the number of shares of Common Stock issuable under the Plan, and the Plan was restated in its entirety on September 6, 1991. Both the 523,809-share increase and the September 1991 restatement of the Plan were approved by the stockholders in January 1992. On April 8, 1992, the Board adopted a new ,restatement of the Plan to (i) conform the Plan to the requirements of Rule 16b-3 under the Federal securities laws, (ii) revise the events in which an acceleration of options would occur and (iii) provide that the non-employee members of the Board would no longer be eligible to participate in the Plan. The stockholders approved the amendment and restatement on May 11, 1993. On March 15, 1994, the Board amended the Plan to (i) increase the number of shares issuable thereunder by 450,000 shares and (ii) limit the number of shares of Common Stock for which any one individual may be granted stock options, stock appreciation rights and direct stock issuances in the aggregate under the Plan after December 31, 1993 to a maximum of twenty five percent (25%) of the number of shares from time to time authorized for issuance under the Plan (the "25% Unit"). The stockholders approved the amendment on May 24, 1994. The Board amended the Plan on December 14, 1995 to (i) increase the maximum number of shares of Common Stock issuable thereunder by an additional 850,000 shares and (ii) replace the 25% Limit on the maximum number of shares for which any one individual may be granted stock options, stock appreciation rights and direct stock issuances in the aggregate after December 31, 1993 with a specific limit of 750,000 shares. The 850,000-share increase became effective when adopted by the Board. The new 750,000 share limit on the maximum number of shares for which any one individual may be granted stock options, stock appreciation rights and direct stock issuances in the aggregate under the Plan became effective when

(3)
Adjusted to reflect the 2.1-for-1 reverse stock split to the outstanding Common Stock effected in January 1992.

  adopted by the Board on December 14, 1995. The stockholders approved the amendment on May 16, 1996.

    (b) The Plan was amended and restated by the Board on March 19, 1997 (the "1997 Restatement") to effect the following changes: (i) increase the maximum number of shares of Common Stock authorized for issuance over the term of the Plan from 2,869,048 shares to 4,869,048 shares, (ii) extend the term of the Plan from September 2, 1998 to December 31, 2002, (iii) render the non-employee Board members eligible to receive option grants and direct stock issuances under the Discretionary Option Grant and Stock Issuance Programs in effect under the Plan, (iii) allow unvested shares issued under the Plan and subsequently repurchased by the Corporation at the option exercise price or direct issue price paid per share to be reissued under the Plan, (iv) remove certain restrictions on the eligibility of non-employee Board members to serve as Plan Administrator, and (v) effect a series of additional changes to the provisions of the Plan (including the stockholder approval requirements) in order to take advantage of the recent amendments to Rule 16b-3 of the Securities and Exchange Commission which exempts certain officer and director transactions under the Plan from the short-swing liability provisions of the federal securities laws. The 1997 Restatement was approved by the stockholders at the 1997 Annual Meeting,

    (c) The Plan was amended and restated by the Board on March 2, 1999 (the "1999 Restatement") to effect the following changes: (i) increase the maximum number of shares of Common Stock authorized for issuance over the term of the Plan by an additional 400,000 shares to 5,030,095 shares (excluding the 238,0958 shares previously issued under the Plan and cancelled upon repurchase by the Corporation) and (ii) increase the limit on the maximum number of shares for which any one participant may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances after December 31, 1993 from 750,000 shares to 2,000,000 shares in the aggregate. The 1999 Restatement was approved by the stockholders at the 1999 Annual Meeting.

    (d) The Plan was amended and restated by the Board on February 1, 2000 (the "2000 Restatement") to effect the following changes: (i) increase the maximum number of shares of Common Stock authorized for issuance over the term of the Plan by an additional 1,100,000 shares to 6,130,095 shares (excluding the 238,0958 shares previously issued under the Plan and cancelled upon repurchase by the Corporation) and (ii) extend the term of the Plan through December 31, 2005. The 2000 Restatement is subject to stockholder approval at the 2000 Annual Meeting and no option grants made on the basis of the 1,100,000-share increase shall become exercisable in whole or in part unless and until the 2000 Restatement is approved by the stockholders. Should such stockholder approval not be obtained, then any options granted on the basis of the 1,100,000-share increase shall terminate without ever becoming exercisable for those shares, and no further option grants or direct stock issuances shall be made on the basis of that share increases. However, option grants and direct stock issuances may continue to be made pursuant to the provisions of the Plan as in effect immediately prior to the 2000 Restatement until the December 31, 2002 termination date of the Plan. Subject to the foregoing limitations, the Plan Administrator may make option grants and direct stock issuances under the Plan at any time before the date fixed herein for the termination of the Plan.

    (e) The provisions of each restatement of the Plan shall apply only to options granted under the Plan from and after the effective date of that restatement. All options issued and outstanding under the Plan immediately prior to each such restatement shall continue to be governed by the terms and conditions of the Plan (and the instrument evidencing each such option) as in effect on the date each such option was previously granted, and nothing in that restatement shall be deemed to affect or otherwise modify the rights or obligations of the holders of such options with respect to the acquisition of shares of Common Stock thereunder.

    (f)  The sale and remittance procedure authorized for the exercise of outstanding options under the Plan shall be available for all options granted under the Plan on or after the effective date of the September 1991 restatement and all non-statutory options outstanding under the Plan on such effective date. The Plan Administrator may also allow such procedure to be utilized in connection with one or more disqualifying dispositions of Incentive Option shares effected after the effective date of the September 1991 restatement.

    (g) Unless sooner terminated in accordance with a Corporate Transaction, the Plan shall terminate upon the earlier of (i) December 31, 2005(4) or (ii) the date on which all shares available for issuance under the Plan shall have been issued or cancelled pursuant to the exercise, surrender or cash-out of the options granted under the Option Grant Program and the issuance or repurchase of shares under the Stock Issuance Program. If the date of termination is determined under clause (i) above, then no options outstanding on such date under Article II and no unvested shares issued and outstanding on such date under Article III shall be affected by the termination of the Plan, and each such outstanding option and unvested share issuance will thereafter continue to have force and effect in accordance with the provisions of the stock option agreement evidencing each such Article II option and the purchase agreement evidencing each such unvested share issuance under Article III.

4. USE OF PROCEEDS

    Any cash proceeds received by the Corporation from the issuance of shares of Common Stock hereunder will be used for general corporate purposes.

5. WITHHOLDING

    The Corporation's obligation to deliver shares upon the exercise or surrender of any options granted under Article II or upon the purchase of any shares issued under Article III shall be subject to the satisfaction of all applicable federal, state and local income and employment tax withholding requirements.

6. REGULATORY APPROVALS

    (a) The implementation of the Plan, the granting of any stock option or stock appreciation right under the Option Grant Program, the issuance of any shares under the Stock Issuance Program, and the issuance of Common Stock upon the exercise or surrender of the stock options or stock appreciation rights granted hereunder shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options and stock appreciation rights granted under it, and the Common Stock issued pursuant to it.

    (b) No shares of Common Stock or other assets shall be issued or delivered under the Plan, unless and until, in the opinion of counsel for the Corporation (or its successor in the event of any Corporate Transaction), there shall have been compliance with all applicable requirements of the Federal and state securities exchange on which stock of the same class is then listed, and all other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery.

7. NO EMPLOYMENT/SERVICE RIGHTS

    Neither the action of the Corporation in establishing this Plan, nor any action taken by the Board of the Plan Administrator hereunder, nor any provision of this Plan shall be construed so as to grant any individual the right to remain in the employ or service of the Corporation (or any parent or subsidiary corporation) for any period of specific duration, and the Corporation (or any parent or subsidiary corporation retaining the services of such individual) may terminate such individual's employment or service at any time and for any reason, with or without cause.

(4)
The extension of the term of the Plan from December 31, 2002 to December 31, 2005 is subject to stockholder approval at the 2000 Annual Meeting.

SPECIAL ADDENDUM
SHARED INVESTMENT PROGRAM

1. PURPOSE

    The Shared Investment Program (the "Program") is hereby implemented under the 1988 Restated Stock Plan, effective March 19, 1997. The purpose of the Program is to provide the Corporation's officers and other key employees with the opportunity to acquire shares of Common Stock as a long-term investment and thereby more closely align the interests of those individuals with those of the Corporation's stockholders. Specifically, the Program is intended to achieve the following purposes:

  a.
  more closely align the financial rewards of participants in the Program with the financial rewards realized by all other holders of the Common Stock;

  b.
  increase the motivation of such participants to manage the Company as owners; and

  c.
  increase the ownership of Common Stock among the officers and other key employees of the Company.

    All capitalized terms used in this Special Addendum shall, to the extent not specifically defined herein, have the meanings assigned to those terms in the Plan.

2. PARTICIPATION

    The individuals eligible to participate in the Program shall be limited to the officers and other key employees of the Corporation listed in attached Schedule I. Each such listed individual shall become a participant in the Program to the extent he or she purchases all or any portion of the number of shares of Common Stock allotted to such individual in attached Schedule 1. Any such purchase must be effected in accordance with the provisions of Section 3 below.

3. PARTICIPATION

    To become an actual participant in the Program ("Participant"), an individual listed in attached Schedule I must effect the purchase of all or any portion of his or her Common Stock allotment under Schedule I as follows:

  a.
  submit a completed and executed Stock Purchase Agreement, in the form approved by the Plan Administrator, which incorporates the provisions of the Program applicable to the purchased shares, including (without limitation) the gain/loss sharing provisions of Section 6;

  b.
  execute and deliver a full-recourse promissory note, in accordance with Section 4 below, in payment of the purchase price for the purchased shares;

  c.
  execute and deliver a stock pledge agreement, in accordance with Section 4 below, as collateral for the promissory note; and

  d.
  satisfy all other conditions of participation specified in the Plan.

    All such agreements must be in such form and submitted at such time as specified by the Plan Administrator. No officer or other key employee listed in attached Schedule I is required to purchase any of his or her Common Stock allotment or otherwise to participate in the Program.

    The purchases shall be effected in accordance with the provisions of the Stock Issuance Program under the Plan, and the purchased shares shall reduce, on a one-for-one basis, the number of shares of Common Stock reserved for issuance under the Plan. The purchased shares shall be fully-vested upon issuance and shall not be subject to the Corporation's repurchase rights under Article III of the Plan.

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4. PAYMENT OF PURCHASE PRICE

    The purchase price for all shares of Common Stock issued under the Program shall be equal to one hundred percent (100%) of their Fair Market Value at the time of purchase. The purchase price shall be paid through the Participant's delivery of a full-recourse promissory note, substantially in the form of attached Exhibit A (the "Promissory Note"), payable to the order of the Corporation. Each Promissory Note shall bear interest at the minimum per annum rate, compounded semi-annually, required under the federal tax laws to avoid the imputation of compensation income to the Participant. The Promissory Note shall have a maximum term of nine (9) years, subject to acceleration in accordance with the provisions of this Program. The Promissory Note shall be secured by the Participant's pledge of the purchased shares with the Corporation. Accordingly, the Participant shall, at the time of the purchase of those shares, execute and deliver to the Corporation a Stock Pledge Agreement in the form of attached Exhibit B, together with the certificate for the purchased shares accompanied by a duly-executed assignment of stock powers.

5. SALE OF PURCHASED SHARES

    Each Participant shall be permitted to sell all or any portion of the shares of Common Stock he or she purchases under the Program (the "Purchased Shares"), subject, however, to the following restrictions:

  a.
  except in the event of the Participant's death, permanent disability (as defined in Internal Revenue Code Section 22(e)(3)) or other cessation of Service or the occurrence of a Change in Control of the Corporation, the Participant may not sell any portion of the Purchased Shares before the first anniversary of the date on which he or she purchased those shares (the "Purchase Date");

  b.
  the Participant may not sell any portion of the Purchased Shares while there is any outstanding unpaid balance (principal and accrued interest) under his or her Promissory Note, unless the sale proceeds are simultaneously applied first to the payment of the principal portion of the Promissory Note attributable to those shares plus the accrued and unpaid interest on that principal portion; and

  c.
  the Participant must notify the Finance Department of his or her intention to sell the Purchased Shares before such sale is effected.

    The Plan Administrator shall have the right to impose restrictions on the timing, amount and form of sale of the Purchased Shares with respect to any Participant, to the extent the Plan Administrator determines that such restrictions are in the best interests of the Corporation.

6. SHARING OF GAIN OR LOSS

    If the Participant remains in Service until the first anniversary of the Purchase Date, then the Corporation shall share the loss (if any) which the Participant may incur upon the subsequent sale of the Purchased Shares. The loss will be measured by the excess of (i) the purchase price paid for the Purchased Shares over (ii) the price at which those shares are sold. The risk of loss on the Purchased Shares shall be allocated as follows:

  a.
  to the extent any portion of the Purchased Shares is sold before the third anniversary of the Purchase Date, the Participant shall be responsible for one hundred percent (100%) of the loss on that portion of the Purchased Shares; and

  b.
  to the extent any portion of the Purchased Shares is sold on or after the third anniversary of the Purchase Date, the Participant shall be responsible for only fifty percent (50%) of the loss on that portion of the Purchased Shares.

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    The Corporation shall also be entitled under certain circumstances to share in the gain (if any) which the Participant may incur upon the subsequent sale of the Purchased Shares. The gain will be measured by the excess of (i) the price at which the Purchased Shares are sold over (ii) the purchase price paid for those shares. The sharing of such gain on the Purchased Shares shall be allocated as follows:

  a.
  to the extent any portion of the Purchased Shares is sold before the second anniversary of the Purchase Date, the Participant shall only be entitled to receive fifty percent (50%) of the gain on that portion of the Purchased Shares, and the remaining fifty percent (50%) of the gain shall be paid over to the Corporation;

  b.
  to the extent any portion of the Purchased Shares is sold on or after the second anniversary of the Purchase Date but before the third anniversary of such Purchase Date, the Participant shall only be entitled to receive seventy-five percent (75%) of the gain on that portion of the Purchased Shares, and the remaining twenty-five percent (25%) of the gain shall be paid over to the Corporation; and

  c.
  to the extent any portion of the Purchased Shares is sold on or after the third anniversary of the Purchase Date, the Participant shall be entitled to receive one hundred percent (100%) of the gain on that portion of the Purchased Shares.

    The gain/loss sharing provisions of this Section 6 shall apply only to the extent the Purchased Shares are sold by the Participant and the sale proceeds are applied to payment of his or her Promissory Note in accordance with subsection 5.b.

7. DEATH OR PERMANENT DISABILITY

    Should the Participant cease Service by reason of his or her death or permanent disability at any time while there is an outstanding unpaid balance under his or her Promissory Note, then the Participant (or the representative of his or her estate) may sell all or any portion of the Purchased Shares, subject only to the restrictions specified in subsections 5.b and 5.c. Upon the death of a Participant, her or his Promissory Note shall become immediately due and payable.

    With respect to any Purchased Shares sold after the Participant's death or permanent disability and while there is an unpaid balance outstanding under his or her Promissory Note, the Participant shall be not responsible for any loss incurred on the sale of those Purchased Shares and shall be entitled to receive one hundred percent (100%) of any gain realized on the sale of the Purchased Shares.

    This Section 7 shall not be applicable to any sale of the Purchased Shares effected (i) before the Participant's death or permanent disability or (ii) after the payment of the entire balance owed under his or her Promissory Note.

8. OTHER CESSATION OF SERVICE

    Should the Participant's Service terminate for any reason other than death or permanent disability, then the following provisions shall apply:

    If the Participant's Service terminates after the first anniversary of the Purchase Date, then he or she shall remain subject to all of the terms and conditions of the Program, as if his or her Service had not terminated, including specifically the transfer restrictions of subsections 5.b. and 5.c. and the gain/loss sharing provisions of Section 6.

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    If the Participant's Service terminates before the first anniversary of the Purchase Date, then he or she shall be:

  a.
  permitted to sell the Purchased Shares, subject to the restrictions specified in subsections 5.b. and 5.c.;

  b.
  responsible for one hundred (100%) of the loss on the sale of the Purchased Shares, whether the sale is effected before or after his or her Promissory Note is paid; and

  c.
  entitled to receive only fifty percent (50%) of the gain on any sale of the Purchased Shares, and the remaining fifty percent (50%) of that gain shall be paid to the Corporation simultaneously with the sale.

    If the Participant's Service is involuntarily terminated by the Corporation for any reason or if the Participant voluntarily resigns from Service, then he or she will have six (6) months to repay the entire outstanding balance on his or her Promissory Note.

9. CHANGE IN CONTROL

    Immediately prior to the consummation of a Change in Control, the restrictions on the sale of the Purchased Shares specified in Section 5.a shall lapse. In addition, the following special provisions shall be in effect for each Participant who continues in Service through the effective date of such Change in Control:

  •
  each such Participant shall be deemed to have continued in Service until the first anniversary of the Purchase Date (should the Change in Control occur before the first anniversary of the Purchase Date), and

  •
  each such Participant shall be deemed to have sold the Purchased Shares after the third anniversary of the Purchase Date for purposes of Section 6 (should the sale of the Purchased Shares occur before the third anniversary of the Purchase Date).

    For purposes of the Program, a Change in Control shall be deemed to occur upon a change in ownership or control of the Corporation effected through any of the following transactions:

  a.
  the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders,

  b.
  a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board, or

  c.
  the consummation of a Corporate Transaction.

10. LOSS SHARING IMPLEMENTATION

    Should the Participant sell any portion of the Purchased Shares at a loss (as determined by the provisions of Section 6) while his or her Promissory Note is outstanding, then the Corporation shall assume the portion (if any) of that loss for which the Participant is not responsible pursuant to the loss

C-A-4

sharing provisions of Section 6. The Corporation shall satisfy such obligation by delivering a check payable to the Participant in an amount equal to that portion ("Risk Sharing Payment") simultaneously with the Participant's payment of the outstanding unpaid balance of his or her Promissory Note.

    The Corporation anticipates that the Risk Sharing Payment will constitute compensation income to the Participant, subject to the Corporation's collection of all applicable income and employment withholding taxes. The Corporation also anticipates that the Risk Sharing Payment will be deductible for federal income tax purposes as compensation in the taxable year in which such payment is made. If the Corporation determines that it is not entitled to a current income tax deduction for the Risk Sharing Payment by reason of the limitations imposed under Internal Revenue Code Section 162(m) and the related Treasury Regulations, the Corporation will not make the Risk Sharing Payment to the Participant in connection with the repayment of his or her Promissory Note. Instead the Participant shall be entitled to receive deferred compensation equal to the Risk Sharing Payment at a time and in a form which will allow the Corporation to obtain an income tax deduction for such payment. The Plan Administrator shall have the sole discretion to implement a deferred compensation arrangement to the extent necessary or desirable to achieve the intent of the preceding sentence.

11. EFFECT OF PROGRAM

    The Program shall be governed by the provisions of the Plan, except as otherwise expressly stated in this Special Addendum.

12. DISCRETIONARY AUTHORITY

    The Plan Administrator shall have the discretionary authority to waive any and all transfer restrictions, Service requirements or holding period requirements otherwise applicable to the Program under such circumstances as the Plan Administrator may deem appropriate.

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APPENDIX D

MATRIX PHARMACEUTICAL, INC.

1991 DIRECTORS STOCK OPTION PLAN

AS AMENDED AND RESTATED THROUGH FEBRUARY 1, 2000

ARTICLE I
GENERAL PROVISIONS

PURPOSES OF THE PLAN

    This 1991 Directors Stock Option Plan (the "Plan") is intended to promote the interests of Matrix Pharmaceutical, Inc., a Delaware corporation (the "Corporation"), by offering non-employee members of the Board of Directors the opportunity to participate in a special stock option program designed to provide them with significant incentives to remain in the service of the Corporation.

ELIGIBILITY

    A.  Each non-employee member of the Corporation's Board of Directors (the "Board") shall be eligible to receive automatic option grants pursuant to the provisions of Article II below.

    B.  In addition to the automatic option grants to be made pursuant to the provisions of Article II below, non-employee Board members shall also be eligible to receive option grants or stock issuances under the Corporation's 1988 Restricted Stock Plan or any other stock plan of the Corporation or its Parent or Subsidiary corporations.

STOCK SUBJECT TO THE PLAN

    A.  The stock issuable under the Plan shall be shares of the Corporation's common stock ("Common Stock"). Such shares may be made available from authorized but unissued shares of Common Stock or shares of Common Stock reacquired by the Corporation. The aggregate number of issuable shares of Common Stock shall not exceed 592,858 shares(1), subject to adjustment from time to time in accordance with subparagraph D below. Such share reserve reflects the 2.1-for-1 reverse stock split of the outstanding Common Stock effected in January 1992.

    B.  Should an option expire or terminate for any reason prior to exercise in full, the shares subject to the portion of the option not so exercised shall be available for subsequent option grants under this Plan. Shares subject to any option cancelled in accordance with the automatic cancellation provisions of the Plan shall not be available for reissuance under the Plan.

    C.  Should the total number of shares at the time available for grant under the Plan not be sufficient for the automatic grants to be made at that particular time to the non-employee Board members, then the available shares shall be allocated proportionately among all the automatic grants to be made at that time.

    D.  In the event any change is made to the Common Stock issuable under the Plan by reason of any stock split, stock dividend, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments will be made to (i) the aggregate number and/or class of shares of securities available for issuance under the Plan, (ii) the number and/or class of securities to be made the subject of each subsequent automatic grant and (iii) the number and/or class of securities purchasable under each outstanding option and the exercise price payable per share in order to prevent the dilution or enlargement of benefits thereunder.

(1)
Includes (i) the 200,000-share increase authorized by the Board on May 24, 1994 and approved by the stockholders at the 1995 Annual Meeting and (ii) the 250,000-share increase authorized by the Board on March 19, 1997 and approved by the stockholders at the 1997 Annual Meeting.

VALUATION

    For purposes of establishing the option price and for all other valuation purposes under the Plan, the Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following rules:

       (i) If the Common Stock is not at the time listed or admitted to trading on any stock exchange but is traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers, Inc. on the Nasdaq National Market and published in The Wall Street Journal. If there is no reported closing selling price for the Common Stock on the date in question, then the closing selling price on the last preceding date for which such quotation exists shall be determinative of Fair Market Value.

      (ii) If the Common Stock is at the time listed or admitted to trading on any stock exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the stock exchange serving as the primary market for the Common Stock, as such price is officially quoted on such exchange and published in The Wall Street Journal. If there is no reported sale of Common Stock on such exchange on the date in question, then the Fair Market Value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

PARENT AND SUBSIDIARY CORPORATIONS

    A.  A corporation shall be deemed to be a Parent of the Corporation if it is one of the corporations (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each such corporation (other than the Corporation) owns, at the time of determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

    B.  A corporation shall be deemed to be a Subsidiary of the Corporation if it is one of the corporations (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each such corporation (other than the last corporation in the unbroken chain) owns, at the time of determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. For purposes of the Corporate Transaction provisions of the Plan, the term "Subsidiary" shall also include any partnership, joint venture or other business entity of which the Corporation owns, directly or indirectly through another subsidiary corporation, more than a fifty percent (50%) interest in voting power, capital or profits.

ARTICLE II
AUTOMATIC GRANT PROGRAM

    The terms and provisions of this Article II reflect the amendments to the Automatic Option Grant Program which were adopted by Board on August 1, 1999 and are to effective upon stockholder approval at the 2000 Annual Meeting. Such stockholder approval shall also constitute approval of each option granted under the amended Automatic Option Grant Program on or after the date of that Annual Meeting and the subsequent exercise of each such option in accordance with the terms and provisions of this Article II.

GRANT DATES

    A.  Initial Grant.  Each individual who first becomes a non-employee Board member at any time on or after the date of the 2000 Annual Stockholders Meeting, whether through election at an Annual

Stockholders Meeting or through appointment by the Board, shall automatically be granted, at the time of such initial election or appointment, a non-statutory stock option to purchase 20,000 shares of Common Stock upon the terms and conditions of this Article II, provided such individual has not previously served as an employee of the Corporation or any Parent or Subsidiary of the Corporation.

    B.  Annual Grant.  On the date of each Annual Stockholders Meeting, beginning with the 2000 Annual Meeting, each individual who is re-elected as a non-employee member of the Board at such Annual Stockholders Meeting shall receive an automatic option grant under the Plan for 10,000 shares of Common Stock, provided such individual has been a member of the Board for at least six (6) months.

    C.  Adjustments.  The 20,000-share limitation on the initial option grant and the 10,000-share limitation on the automatic option grant to be made annually to each non-employee Board member shall be subject to periodic adjustment pursuant to the applicable provisions of Article I.

TERMS AND CONDITIONS OF GRANT

    Each option granted in accordance with the automatic grant provisions of this Plan shall be evidenced by an instrument in the form of the prototype non-statutory stock option agreement attached to the Plan as Exhibit A. Accordingly, each such automatic grant shall be subject to the following terms and conditions:

    1.  Option Price.  The option price per share shall be one hundred percent (100%) of the Fair Market Value per share of Common Stock on the automatic grant date.

    2.  Term and Exercisability of Options.

      a.  Vesting.  All option grants made under the Automatic Option Grant Program on or after the date of the 2000 Annual Stockholders Meeting, whether the initial 20,000-share option grant or the annual 10,000-share option grant, shall be immediately vested and exercisable for all the option shares on the grant date.

      b.  Term.  Each option outstanding under the Plan on January 1, 1997 and each option granted under the Plan on or after that date shall have a term of ten (10) years measured from the automatic grant date, whether or not the optionee continues to serve as a Board Member, subject to earlier termination in connection with a Corporate Transaction or Hostile Take-Over as hereinafter provided.

    3.  Exercise of Option.  Upon exercise of the option, the option price for the purchased shares shall become immediately payable in one of the alternative forms specified below:

       (i) cash or check payable to the Corporation's order; or

      (ii) shares of Common Stock held by the optionee for the requisite period necessary to avoid a charge to the Corporation's reported earnings and valued at Fair Market Value on the date of exercise; or

      (iii) any combination of the foregoing so long as the total payment equals the aggregate option price for the purchased shares; or

      (iv) payment effected through a broker-dealer sale and remittance procedure pursuant to which the Optionee (I) shall provide irrevocable instructions to a Corporation-designated broker-dealer to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, an amount equal to the aggregate option price payable for the purchased shares plus all applicable Federal and State income and employment taxes required to be withheld by the Corporation by reason of such purchase and (II) shall provide directives to the Corporation to deliver the certificates for the purchased shares directly to such broker-dealer.

    4.  Limited-Transferability.  The option may, in connection with the optionee's estate plan, be assigned in whole or in part during the optionee's lifetime to one or more members of the optionee's immediate family or to a trust established exclusively for one or more such family members. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Corporation may deem appropriate. Should the optionee die while holding the option, then that option shall be transferred in accordance with the optionee's will or the laws of descent and distribution.

    5.  Effect of Termination of Board Membership.

      a.  Should the optionee cease to serve as a Board Member for any reason (other than death) while holding an automatic option grant under this Article II, then such optionee shall have until the expiration of the ten (10)-year option term in which to exercise such option for any or all of the shares of Common Stock for which the option is exercisable at the time of such optionee's cessation of Board service. However, the option shall, immediately upon the optionee's cessation of service as a Board Member, terminate and cease to be outstanding for any and all shares of Common Stock for which the option is not otherwise at that time exercisable.

      b.  Should an optionee die while serving as a Board Member, then any outstanding automatic grant held by the optionee at the time of death may be subsequently exercised, for any or all of the shares at the time subject to that option, by the personal representative of the optionee's estate or by the person or persons to whom the option is transferred pursuant to the optionee's will or in accordance with the laws of descent and distribution. The option shall remain so exercisable until the expiration of the ten (10)-year option term.

      c.  Each automatic option grant shall terminate and cease to remain exercisable for any of the option shares upon the expiration of the ten (10)-year option term, subject to earlier termination upon a Corporate Transaction or Hostile Take-Over as hereinafter provided.

      d.  For purposes of the Plan, the optionee shall be deemed to serve as a Board Member for so long as he or she continues to serve as a member of the Board or Directors or as a member of the board of directors of any Parent or Subsidiary of the Corporation.

    6.  Stockholder Rights.  An option holder shall have none of the rights of a stockholder with respect to any shares covered by the automatic grant until such individual shall have exercised the option, paid the option price and been issued a stock certificate for the purchased shares.

    7.  Remaining Terms.  The remaining terms and conditions of each automatic option grant shall be as set forth in the prototype Non-Statutory Stock Option Agreement attached as Exhibit A to the Plan.

CORPORATE TRANSACTION

    A.  In the event of any of the following transactions ("Corporate Transaction"):

       (i) a merger or consolidation in which the Corporation is not the surviving entity, except for a transaction the principal purpose of which is to change the State of the Corporation's incorporation; or

      (ii) a sale of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation; or

      (iii) any reverse merger in which the Corporation is the surviving entity but in which all of the Corporation's outstanding voting stock is transferred to the acquiring entity or its wholly-owned subsidiary;

    then each automatic option grant at the time outstanding under the Plan and not otherwise at the time fully exercisable shall automatically accelerate so that each such option shall, immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares. Immediately following the consummation of such Corporate Transaction, all outstanding options under this Plan shall terminate and cease to be exercisable, except to the extent assumed by the successor corporation or its parent company.

    B.  To the extent one or more options understanding under the Plan at the time of the Corporate Transaction are assumed by the successor corporation or its parent company, then each of those options shall, immediately after such Corporate Transaction, be appropriately adjusted to apply and pertain to the number and class of securities which would have been issued to the option holder in the consummation of such Corporate Transaction had that option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the option price payable per share, provided the aggregate option price shall remain the same. To the extent the actual holders of the Corporation's outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Corporate Transaction, the successor corporation may, in connection with the assumption of the outstanding options under this Plan, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Corporate Transaction.

    C.  The automatic grants in effect under this Plan shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

CHANGE IN CONTROL/HOSTILE TAKEOVER

    A.  Each automatic option grant outstanding under the Plan at the time of a Change in Control of the Corporation shall automatically accelerate so that each such option shall, immediately prior to the specified effective date for the Change in Control, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares at any time prior to the expiration or sooner termination of the option term.

    B.  Upon the occurrence of a Hostile Take-Over, each automatic option grant at the time outstanding under the Plan shall automatically be cancelled in return for a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to the cancelled option (whether or not the option is otherwise at the time exercisable for such shares) over (ii) the aggregate exercise price payable for such shares. The cash distribution payable upon such cancellation shall be made to the option holder within five (5) days following the consummation of the Hostile Take-Over. Stockholder approval of this amended Article II at the 2000 Annual Meeting shall constitute pre-approval of each option subsequently granted on or after the date of such Annual Meeting with such a automatic cancellation provision and the subsequent cancellation of that option in accordance with the provisions of this Paragraph B. No additional approval of the Board shall be required at the time of the actual option cancellation and cash distribution.

    C.  For purposes of this Article II, the following definitions shall be in effect:

      A Change in Control shall be deemed to occur if:

         (i) any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934) of securities possessing more than forty percent (40%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders; or

        (ii) there is a change in the composition of the Board over a period of twenty-four (24) consecutive months or less such that a majority of the Board members ceases, by reason of one or more proxy contests for the election of Board members, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least two-thirds of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board.

      A Hostile Take-Over shall be deemed to occur in the event any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934) of securities possessing more than forty percent (40%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept.

      The Take-Over Price per share shall be deemed to be equal to the greater of (a) the Fair Market Value per share on the date of the option cancellation or (b) the highest reported price per share paid in effecting such Hostile Take-Over.

    D.  The shares of Common Stock subject to each option cancelled in connection with the Hostile Take-Over shall not be available for subsequent issuance under this Plan.

ARTICLE III
MISCELLANEOUS PROVISIONS

AMENDMENT OF THE PLAN

    The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect any rights and obligations with respect to any stock options at the time outstanding under the Plan unless the optionee consents to such amendment or modification. In addition, certain amendments may require stockholder approval pursuant to applicable laws or regulations.

EFFECTIVE DATE AND TERM OF PLAN

    A.  The Plan was adopted by the Board in December 1991 and approved by the Corporation's stockholders in January 1992. The Plan became effective on January 28, 1992, the date when the Common Stock first became subject to the registration requirements of Section 12 of the Securities Exchange Act of 1934. The Plan was subsequently amended on March 31, 1992. On May 24, 1994, the Plan was restated, subject to stockholder approval at the 1995 Annual Meeting, to (i) increase the maximum number of shares of Common Stock authorized for issuance under the Plan by an additional 200,000 shares, (ii) increase the number of shares for which an initial automatic option grant is to be made under Paragraph A of the Grant Dates section from 23,810 shares to 40,000 shares and the number of shares for which the annual automatic option grants are to made under Paragraph B of the Grant Dates section from 2,858 shares to 3,000 shares each, (iii) provide for a special 40,000-share option grant to each non-employee Board member upon his or her subsequent cessation of affiliate status with any venture capital fund or other investment entity or corporate partner with which he or she was affiliated at the time the Plan originally became effective on January 28, 1992 or which required him or her to transfer to such entity the economic benefit of any previous option grants to such individual and (iv) effect certain additional changes to the Plan to clarify the benefits available to participants. Nothing in the May 24, 1994 restatement shall have any effect or impact upon any prior option grants made under the Plan, and those prior option grants shall continue to be governed by the terms and provisions of the option agreements evidencing those grants.

    B.  The Plan was amended and restated by the Board on March 19, 1997 (the "1997 Restatement") to effect the following changes: (i) increase the maximum number of shares of Common Stock authorized for issuance over the term of the Plan from 342 858 shares to 592,858 shares, (ii) allow each outstanding option under the Plan held by an individual serving as a non-employee Board Member on January 1, 1997 and each option granted under the Plan on or after January 1, 1997 to remain outstanding as to any otherwise exercisable option shares for the full ten (10)-year option term, whether or not the optionee continues to serve as a Board Member, and (iii) effect a series of changes to the provisions of the Plan (including the stockholder approval requirements) in order to take advantage of the recent amendments to Rule 16b-3 of the Securities and Exchange Commission which exempts certain officer and director transactions under the Plan from the short-swing liability provisions of the federal securities laws. The 1997 Restatement is subject to stockholder approval at the 1997 Annual Meeting, and no option grants made on the basis of the 250,000-share increase shall become exercisable in whole or in part unless and until the 1997 Restatement is approved by the stockholders. Should such stockholder approval not be obtained, then any options granted on the basis of the 250,000-share increase shall terminate without ever becoming exercisable for those shares, and no further option grants shall be made on the basis of such share increase. In addition, all options outstanding under the Plan on or after January 1, 1997 will remain subject to a maximum twelve (12)-month exercise period following the optionee's cessation of Board service. In the absence of such stockholder approval, option grants shall, however, continue to be made pursuant to the provisions of the Automatic Option Grant Program in effect under the Plan immediately prior to the 1997 Restatement. All option grants made prior to the 1997 Restatement shall remain outstanding in accordance with the terms and conditions of the respective instruments evidencing those options, and nothing in the 1997 Restatement (other than the extension of the post-service exercise period) shall be deemed to modify or in any way affect those outstanding options or issuances.

    C.  The Plan was amended and restated on August 1, 1999 (the "1999 Restatement") to effect the following changes upon stockholder approval at the 2000 Annual Meeting:

       (i) reduce the number of shares of Common Stock subject to the automatic option grant made to an individual who first joins the Board as a non-employee Board member from 40,000 to 20,000 shares;

      (ii) increase the number of shares subject to the automatic option grant made to an individual upon re-election to the Board as a non-employee Board member from 3,000 to 10,000 shares;

      (iii) make both the initial and re-election options immediately vested and exercisable for all the option shares upon grant, and

      (iv) extend the term of the Plan through December 31, 2005.

    No option grants shall be made on the basis of the amendments to the Automatic Option Grant Program authorized by the 1999 Restatement unless and until that restatement is approved by the stockholders at the 2000 Annual Meeting.

    D.  The Plan shall terminate upon the earliest to occur of (i) December 31, 2005(2) unless sooner terminated by the Board, (ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise of the automatic grants made hereunder or (iii) the date on which all outstanding options are cashed-out in connection with the Hostile Takeover provisions of the Plan. If the date of termination is determined under clause (i) above, then any option grants outstanding on such date shall not be affected by the termination of the Plan and shall continue to have force and effect in accordance with the provisions of the instruments evidencing such grants.

CASH PROCEEDS

    Any cash proceeds received by the Corporation from the sale of shares pursuant to the automatic grants made under the Plan shall be used for general corporate purposes.

REGULATORY APPROVALS

    The implementation of the Plan, the granting of any option hereunder, and the issuance of Common Stock upon the exercise of any such option shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under it and the Common Stock issued pursuant to it.

NO IMPAIRMENT OF RIGHTS

    Nothing in this Plan or any automatic grant made pursuant to the Plan shall be construed or interpreted so as to affect adversely or otherwise impair the right of the Corporation or its stockholders to remove any optionee from service on the Board at any time in accordance with the provisions of applicable law.

(2)
The extension of the term of the Plan from December 2, 2001 to December 31, 2005 is subject to stockholder approval of the 1999 Restatement at the 2000 Annual Stockholders Meeting.

EXHIBIT A TO
APPENDIX D
AUTOMATIC OPTION GRANT

MATRIX PHARMACEUTICAL, INC.
NON-STATUTORY STOCK OPTION AGREEMENT

    AGREEMENT made this      day of            , 2000 by and between Matrix Pharmaceutical, Inc., a corporation organized and existing under the laws of the State of Delaware (the "Company"), and              (the "Optionee").

WITNESSETH:

RECITALS

    A.  The Company's Board of Directors (the "Board") has adopted the Company's 1991 Director Stock Option Plan (the "Plan") for the purpose of providing an equity incentive for individuals to serve as non-employee members of the Board.

    B.  Optionee is a non-employee Board member who is entitled to receive an option to acquire shares of the Company's common stock, par value $0.01 per share (the "Common Stock"), pursuant to the automatic option grant program implemented for non-employee Board members under the Plan. This Agreement is executed pursuant to, and is intended to carry out the purposes of, the Plan in connection with the automatic option grant made to such Optionee thereunder.

    C.  The granted option is intended to be a non-statutory stock option which does not satisfy the requirements of Section 422 of the Internal Revenue Code.

    D.  For purposes of this Agreement, the following definitions shall be in effect:

      Board Member: The Optionee shall be deemed to be a Board Member for so long as such individual continues to serve as a member of the Company's Board of Directors (the "Board") or as a member of the board of directors of any Parent or Subsidiary Corporation.

      Fair Market Value: The Fair Market Value per share of Common Stock on any date in question shall be determined in accordance with the following provisions:

      (i)  If the Common Stock is not at the time listed or admitted to trading on any stock exchange but is traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers, Inc. on the Nasdaq National Market and published in The Wall Street Journal. If there is no reported closing selling price for the Common Stock on the date in question, then the closing selling price on the last preceding date for which such quotation exists shall be determinative of Fair Market Value.

      (ii) If the Common Stock is at the time listed or admitted to trading on any stock exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the stock exchange serving as the primary market for the Common Stock, as such price is officially quoted on such exchange and published in The Wall Street Journal. If there is no reported sale of Common Stock on such exchange on the date in question, then the Fair Market Value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

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      Parent Corporation: A corporation shall be deemed to be a Parent Corporation if it is one of the corporations (other than the Company) in an unbroken chain of corporations ending with the Company, provided each such corporation (other than the Company) owns, at the time of determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

      Subsidiary Corporation: A corporation shall be deemed to be a Subsidiary Corporation if it is one of the corporations (other than the Company) in an unbroken chain of corporations beginning with the Company, provided each such corporation (other than the last corporation in the unbroken chain) owns, at the time of determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

TERMS

    1.  Grant of Option. On              , 200  (the "Grant Date"), there is hereby automatically granted to Optionee, pursuant to the provisions of the Plan, a stock option to purchase up to 20,000 [10,000] shares of Common Stock (the "Option Shares") upon the terms and conditions set forth in this Agreement and in the Plan, and such terms and conditions of the Plan are hereby incorporated into this Agreement by reference and made a part hereof as if expressly included in this Agreement. The Option Shares shall be purchasable in accordance with such terms and conditions at the option exercise price of $      per share (the "Option Price").

    2.  Option Term. This option shall have a maximum term of ten (10) years measured from the Grant Date and shall accordingly expire at the close of business on              , 200  (the "Expiration Date"), whether or not the Optionee remains a Board Member. However, the option shall be subject to earlier termination in accordance with Paragraph 7A or 7C of this Agreement.

    3.  Limited Transferability. This option, together with the special stock appreciation right under Paragraph 7B, may, in connection with the optionee's estate plan, be assigned in whole or in part during the optionee's lifetime to one or more members of the optionee's immediate family or to a trust established exclusively for one or more such family members. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Corporation may deem appropriate. Should the Optionee die while holding this option, then this option shall be transferred in accordance with the Optionee's will or the laws of descent and distribution.

    4.  Exercisability. This option shall be immediately exercisable for all the Option Shares as fully-vested shares and shall remain so exercisable until the Expiration Date or sooner termination of the option term under Paragraph 7A or 7B.

    5.  Death. Should the Optionee die while this option is outstanding, then the personal representative of the Optionee's estate (or the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of inheritance) shall have the right to exercise this option for any or all of the Option Shares at the time subject to such option. Such right shall lapse, and this option shall cease to be exercisable, upon the expiration of the twelve (12)-month period measured from the date of Optionee's death. In no event, however, may this option be exercised at any time after the specified Expiration Date.

    6.  Adjustment in Option Shares.

      A.  In the event any change is made to the Common Stock issuable under the Plan by reason of any stock split, stock dividend, combination of shares, exchange of shares or other change

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  affecting the outstanding Common Stock as a class without receipt of consideration, appropriate adjustments shall automatically be made to the number and/or class of securities subject to this option and the Option Price payable per share in order to reflect such transaction and thereby preclude the dilution or enlargement of benefits hereunder.

      B.  If this option is assumed in connection with a Corporate Transaction under Paragraph 7, then this option shall, immediately after such Corporate Transaction, be appropriately adjusted to apply and pertain to the number and class of securities which would have been issued to Optionee in the consummation of such Corporate Transaction had this option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the Option Price payable per share, providedthe aggregate Option Price shall remain the same. To the extent the actual holders of the Corporation's outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Corporate Transaction, the successor corporation may, in connection with the assumption of this option, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Corporate Transaction.

    7.  Corporate Transaction/Hostile Take-Over.

    A.  In the event of any of the following transactions (a "Corporate Transaction"):

         (i) a merger or acquisition in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the State of the Company's incorporation, or

        (ii) a sale of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation; or

        (iii) any reverse merger in which the Company is the surviving entity but in which all of the Company's outstanding voting stock is transferred to the acquiring entity or its wholly-owned subsidiary;

    this option shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation or its parent company.

    B.  Should a Hostile Take-Over of the Company occur while the Optionee remains a Board Member, then this option shall automatically be cancelled upon the effective date of such Hostile Take-Over in exchange for a cash distribution from the Company. Such distribution shall be in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to this option over the aggregate Option Price payable for such shares. The cash distribution shall be made within five (5) days following the effective date of the Hostile Take-Over, and no approval of the Board shall be required in connection with such cancellation and distribution. For purposes of this Paragraph 7B, the following definitional provisions shall be in effect:

      A Hostile Take-Over shall be deemed to occur in the event (i) any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) acquires ownership of securities possessing more than forty percent (40%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders which the Board does not recommend such stockholders to accept.

      The Take-Over Price per share shall be deemed to be equal to the greater of (a) the Fair Market Value per share of Common Stock on the date of the option cancellation or (b) the highest reported price per share paid by the acquiring entity in effecting the Hostile Take-Over.

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    C.  This Agreement shall not in any way affect the right of the Company to adjust, reclassify, reorganize or otherwise make changes in its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

    8.  Privilege of Stock Ownership. Optionee shall not have any stockholder rights with respect to the Option Shares until such individual shall have exercised the option, paid the Option Price for the purchased shares and been issued a stock certificate for such shares.

    9.  Manner of Exercising Option.

    A.  In order to exercise this option for one or more Option Shares for which this option is at the time exercisable, Optionee (or in the case of exercise after Optionee's death, the Optionee's executor, administrator, heir or legatee, as the case may be) must take the following actions:

       (i) Execute and deliver to the Secretary of the Company a written notice of exercise (the "Exercise Notice") in substantially the form of Exhibit I attached hereto.

      (ii) Pay the aggregate Option Price for the purchased shares in one or more of the following alternative forms:

  •
  full payment in cash or check made payable to the Company's order;

  •
  full payment in shares of Common Stock held by the Optionee for the requisite period necessary to avoid a charge to the Company's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date;

  •
  full payment in a combination of shares of Common Stock held for the requisite period necessary to avoid a charge to the Company's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date and cash or check; or

  •
  full payment through a sale and remittance procedure pursuant to which the Optionee (a) shall provide irrevocable written instructions to a Company-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares and (b) shall concurrently provide written directives to the Company to deliver certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

      (iii) Furnish to the Company appropriate documentation that the person or persons exercising the option (if other than Optionee) have the right to exercise this option.

    B.  For purposes of this Agreement, the Exercise Date shall be the date on which the Exercise Notice shall have been delivered to the Company. Except to the extent the sale and remittance procedure specified above may be utilized in connection with the exercise of this option, payment of the Option Price for the purchased shares must accompany such notice.

    C.  As soon as practical after the exercise of this option in accordance with the provisions of this Agreement, the Company shall mail or deliver to or on behalf of the Optionee (or any other person or persons exercising this option) a stock certificate representing the purchased shares.

    D.  In no event may this option be exercised for any fractional shares.

    10. Legality of Issuance. The Company shall not be obligated to sell or issue any Option Shares pursuant to this Agreement if such sale or issuance might, in the opinion of the Company and the Company's counsel, constitute a violation by the Company of any applicable law or regulation.

    11. Binding Effect. Subject to the limitations set forth in Paragraph 3 of this Agreement, this Agreement shall be binding upon and inure to the benefit of the executors, administrators, heirs, legal

D-A-4

representatives, and successors and assigns of the parties hereto; provided, however, that Optionee may not assign any of Optionee's rights under this Agreement other than as permitted under Paragraph 3.

    12. No Impairment of Rights. Nothing in this Agreement or in the Plan shall be deemed to impair or otherwise restrict the rights of the Company or its stockholders to remove the Optionee from the Board at any time pursuant to the provisions of applicable law.

    13. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California applicable to contracts entered into and wholly to be performed within the State of California by California residents.

    14. Notices. All notices and other communications under this Agreement shall be in writing. Unless and until the Optionee is notified in writing to the contrary, all notices, communications and documents directed to the Company shall, if not personally delivered, be mailed to the Company at the following address:

Matrix Pharmaceutical, Inc.
34700 Campus Drive
Fremont, CA 94555

    Unless and until the Company is notified in writing to the contrary, all notices, communications and documents intended for the Optionee shall, if not personally delivered, be mailed to Optionee's last known address as shown on the Company's books. Notices and communications shall be mailed by registered mail, return receipt requested, postage prepaid. All mailings and deliveries related to this Agreement shall be deemed received only when actually received, unless properly mailed by registered mail, return receipt requested, in which event they shall be deemed received two days after the date of mailing.

    15. Construction. This Agreement and the option evidenced hereby are issued pursuant to the automatic grant program for non-employee Board Members in effect under the Plan and shall be subject to the express terms and provisions of the Plan applicable to such automatic grants.

    IN WITNESS WHEREOF, Matrix Pharmaceutical, Inc. has caused this Agreement to be executed on its behalf by its duly-authorized officer and the Optionee has executed this Agreement, all on the day and year first above written.

                      MATRIX PHARMACEUTICAL, INC.
                      By

                      Title

                      OPTIONEE

                      Address

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EXHIBIT I
NOTICE OF EXERCISE OF STOCK OPTION

    I hereby notify Matrix Pharmaceutical, Inc. (the "Company") that I elect to purchase      shares of the Company's Common Stock (the "Purchased Shares") pursuant to that certain option (the "Option") granted to me on            , 200 to purchase up to 20,000 [10,000] shares of such Common Stock at an option price of $            per share (the "Option Price").

    Concurrently with the delivery of this Exercise Notice to the Secretary of the Company, I shall hereby pay to the Company the Option Price for the Purchased Shares in accordance with the provisions of my agreement with the Company evidencing the Option and shall deliver whatever additional documents may be required by such agreement as a condition for exercise. Alternatively, I may utilize the special broker-dealer sale and remittance procedure specified in my agreement to effect the payment of the Option Price for the Purchased Shares.

,
Date

Optionee

Address:

Print name in exact manner it is to appear on the stock certificate:
Address to which certificate is to be sent, if different from address above:

Social Security Number:

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QuickLinks

GENERAL INFORMATION FOR STOCKHOLDERS
IMPORTANT
MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING PROPOSAL ONE—ELECTION OF DIRECTORS
PROPOSAL TWO—APPROVAL OF AMENDMENT AND RESTATEMENT OF RESTATED CERTIFICATE OF INCORPORATION
PROPOSAL THREE—APPROVAL OF AMENDMENT TO 1988 RESTRICTED STOCK PLAN
OPTION TRANSACTIONS
STOCK ISSUANCES
PROPOSAL FOUR—APPROVAL OF AMENDMENTS TO 1991 DIRECTORS STOCK OPTION PLAN
PROPOSAL FIVE—RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
EXECUTIVE COMPENSATION AND OTHER INFORMATION
SUMMARY COMPENSATION TABLE
OPTION/SAR GRANTS IN LAST FISCAL YEAR
AGGREGATED OPTION EXERCISES IN FISCAL 1999 AND 1999 FISCAL YEAR-END OPTION VALUES
COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934
STOCK OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS
PRINCIPAL STOCKHOLDERS
DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS
ANNUAL REPORT
FORM 10-K
OTHER MATTERS
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF MATRIX PHARMACEUTICAL, INC.
EXHIBIT A
ARTICLE I
ARTICLE II
ARTICLE III
ARTICLE IV
ARTICLE V
ARTICLE VI
ARTICLE VII
ARTICLE VIII
ARTICLE IX
ARTICLE X
ARTICLE XI
RIGHTS, PREFERENCES AND RESTRICTIONS OF THE SERIES B JUNIOR PARTICIPATING PREFERRED STOCK
TABLE OF CONTENTS
MATRIX PHARMACEUTICAL, INC. 1988 RESTRICTED STOCK PLAN (As Amended and Restated Through February 1, 2000)
ARTICLE I GENERAL
ARTICLE II OPTION GRANT PROGRAM
ARTICLE III STOCK ISSUANCE PROGRAM
ARTICLE IV MISCELLANEOUS
SPECIAL ADDENDUM SHARED INVESTMENT PROGRAM
ARTICLE I GENERAL PROVISIONS
ARTICLE II AUTOMATIC GRANT PROGRAM
ARTICLE III MISCELLANEOUS PROVISIONS
MATRIX PHARMACEUTICAL, INC. NON-STATUTORY STOCK OPTION AGREEMENT
WITNESSETH:
EXHIBIT I NOTICE OF EXERCISE OF STOCK OPTION